UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/11

MFH-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we move forward in 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 21, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy — Independent	6.6%
Medical & Health Technology & Services	6.3%
Broadcasting	5.9%
Gaming & Lodging	5.0%
Telecommunications — Wireless	5.0%

Composition including fixed income credit quality (a)(i)
AAA	0.1%
AA	0.6%
A	0.3%
BBB	4.1%
BB	28.9%
B	44.6%
CCC	15.1%
CC	0.5%
C	0.1%
D (o)	0.0%
Other Fixed Income (NR)	0.1%
Non-Fixed Income (NR)	2.5%
Cash & Other	3.1%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	7.5 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2011, Class A shares of the MFS High Income Fund (the “fund”) provided a total return of 16.22%, at net asset value. This compares with a return of 16.19% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

Contributors to Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to commercial mortgage-backed securities, which are not represented in the benchmark, was a key contributor to the fund’s relative performance.

4

Management Review – continued

Security selection was another positive factor for relative results. Top individual contributors over the reporting period included the fund’s debt holdings of television station operator Local TV Finance LLC and television station holding company Newport Television LLC.

Detractors from Performance

During the reporting period, the fund’s security selection and underweight position in the financial sector detracted from relative performance. An underweight position in the technology sector and bond selection in the gaming sector were additional negative factors for performance.

Among individual securities, the fund’s holdings of power generation company Texas Competitive Electric Holdings, publishing company American Media, hospital operator HCA, and resort operators Station Casinos and Green Valley Ranch Gaming, LLC and were among the fund’s top relative detractors for the reporting period.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	16.22%	6.58%	6.19%	N/A
B	9/27/93	15.69%	5.83%	5.46%	N/A
C	1/03/94	15.34%	5.77%	5.43%	N/A
I	1/02/97	16.86%	6.88%	6.51%	N/A
R1	4/01/05	15.36%	5.72%	N/A	5.63%
R2	10/31/03	15.93%	6.23%	N/A	6.53%
R3	4/01/05	16.58%	6.55%	N/A	6.46%
R4	4/01/05	16.50%	6.84%	N/A	6.75%
529A	7/31/02	16.46%	6.37%	N/A	8.43%
529B	7/31/02	15.60%	5.65%	N/A	7.71%
529C	7/31/02	15.25%	5.59%	N/A	7.67%
Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		16.19%	9.04%	8.34%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		10.70%	5.55%	5.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		11.69%	5.53%	5.46%	N/A
C With CDSC (1% for 12 months) (x)		14.34%	5.77%	5.43%	N/A
529A With Initial Sales Charge (4.75%)		10.93%	5.34%	N/A	7.81%
529B With CDSC (Declining over six years from 4% to 0%) (x)		11.60%	5.35%	N/A	7.71%
529C With CDSC (1% for 12 months) (x)		14.25%	5.59%	N/A	7.67%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2010 through January 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2010 through January 31, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/10	Ending Account Value 1/31/11	Expenses Paid During Period (p) 8/01/10-1/31/11
A	Actual	0.91%	$1,000.00	$1,088.65	$4.79
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
B	Actual	1.66%	$1,000.00	$1,084.47	$8.72
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
C	Actual	1.66%	$1,000.00	$1,084.49	$8.72
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
I	Actual	0.66%	$1,000.00	$1,089.97	$3.48
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R1	Actual	1.66%	$1,000.00	$1,084.66	$8.72
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
R2	Actual	1.16%	$1,000.00	$1,087.31	$6.10
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R3	Actual	0.92%	$1,000.00	$1,088.65	$4.84
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R4	Actual	0.66%	$1,000.00	$1,089.96	$3.48
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
529A	Actual	1.01%	$1,000.00	$1,088.10	$5.32
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
529B	Actual	1.76%	$1,000.00	$1,084.11	$9.25
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94
529C	Actual	1.76%	$1,000.00	$1,084.11	$9.25
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.7%
Issuer	Shares/Par	Value ($)

Aerospace - 1.4%
Alliant Techsystems, Inc., 6.875%, 2020	$1,690,000	$1,744,925
BE Aerospace, Inc., 8.5%, 2018	2,565,000	2,795,850
Bombardier, Inc., 7.5%, 2018 (n)	3,965,000	4,311,938
Bombardier, Inc., 7.45%, 2034 (n)	670,000	644,875
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	3,883,000	2,844,298
Oshkosh Corp., 8.25%, 2017	1,770,000	1,942,575

		$14,284,461
Airlines - 0.1%
Continental Airlines, Inc., 6.748%, 2018	$856,381	$859,636

Apparel Manufacturers - 0.7%
Hanesbrands, Inc., 8%, 2016	$2,520,000	$2,721,600
Hanesbrands, Inc., 6.375%, 2020 (n)	1,335,000	1,286,606
Phillips-Van Heusen Corp., 7.375%, 2020	2,820,000	3,013,875

		$7,022,081
Asset-Backed & Securitized - 1.9%
Airlie Ltd., CDO, FRN, 2.2%, 2011 (a)(z)	$2,508,826	$1,128,972
Anthracite Ltd., CDO, 6%, 2037 (z)	5,148,000	3,861,000
Babson Ltd., CLO, “D”, FRN, 1.803%, 2018 (n)	2,385,000	1,854,338
Citigroup Commercial Mortgage Trust, FRN, 5.698%, 2049	2,948,120	1,511,698
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)	1,126,493	22,530
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.603%, 2050 (z)	622,703	12,454
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.803%, 2050 (z)	1,934,243	38,685
Falcon Franchise Loan LLC, FRN, 3.247%, 2025 (i)(z)	10,253,963	788,530
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	2,000,000	1,736,007
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	2,085,824	2,023,249
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	2,285,000	1,225,873
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.062%, 2030 (i)	9,739,912	216,611
Merrill Lynch Mortgage Trust, “B”, FRN, 5.826%, 2050	2,285,000	1,398,753
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.744%, 2050	1,366,000	1,248,680
Morgan Stanley Capital I, Inc., 1.43%, 2039 (i)(z)	14,874,043	371,851

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	$1,738,692	$617,959
Wachovia Credit, CDO, FRN, 1.653%, 2026 (z)	1,320,000	924,000

		$18,981,190
Automotive - 2.5%
Accuride Corp., 9.5%, 2018 (n)	$2,640,000	$2,930,400
Allison Transmission, Inc., 11%, 2015 (n)	2,700,000	2,956,500
Ford Motor Credit Co. LLC, 12%, 2015	12,403,000	15,725,838
General Motors Corp., 7.125%, 2013 (d)	3,566,000	1,265,930
Goodyear Tire & Rubber Co., 10.5%, 2016	1,985,000	2,252,975
UCI International, Inc., 8.625%, 2019 (z)	750,000	781,875

		$25,913,518
Basic Industry - 0.3%
Trimas Corp., 9.75%, 2017	$2,715,000	$2,993,287

Broadcasting - 4.9%
Allbritton Communications Co., 8%, 2018	$2,440,000	$2,534,550
Citadel Broadcasting Corp., 7.75%, 2018 (z)	510,000	543,150
Entravision Communications Corp., 8.75%, 2017	780,000	834,600
Gray Television, Inc., 10.5%, 2015	795,000	816,863
Inmarsat Finance PLC, 7.375%, 2017 (n)	3,620,000	3,846,250
Intelsat Bermuda Ltd., 11.25%, 2017	1,300,000	1,459,250
Intelsat Jackson Holdings Ltd., 9.5%, 2016	9,610,000	10,210,625
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	1,875,000	1,917,188
Lamar Media Corp., 6.625%, 2015	3,085,000	3,158,269
LBI Media, Inc., 8.5%, 2017 (z)	1,450,000	1,219,813
Local TV Finance LLC, 9.25%, 2015 (p)(z)	3,338,949	3,113,570
Newport Television LLC, 13%, 2017 (n)(p)	1,139,926	1,011,447
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)	4,046,998	3,940,764
Nexstar Broadcasting, Inc., 7%, 2014	1,328,000	1,298,120
Salem Communications Corp., 9.625%, 2016	455,000	493,675
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	1,540,000	1,697,850
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)	510,000	527,850
SIRIUS XM Radio, Inc., 13%, 2013 (z)	1,775,000	2,112,250
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	2,805,000	3,064,462
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,950,000	2,023,125
Univision Communications, Inc., 12%, 2014 (n)	652,000	711,495
Univision Communications, Inc., 10.5%, 2015 (n)(p)	2,209,746	2,319,681
Univision Communications, Inc., 7.875%, 2020 (n)	1,310,000	1,398,425
Young Broadcasting, Inc., 8.75%, 2014 (d)	1,640,000	0

		$50,253,272

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Brokerage & Asset Managers - 1.0%
E*TRADE Financial Corp., 7.875%, 2015		$2,170,000	$2,170,000
E*TRADE Financial Corp., 12.5%, 2017		2,525,000	3,001,594
Janus Capital Group, Inc., 6.95%, 2017		4,410,000	4,659,571

			$9,831,165
Building - 1.7%
Building Materials Holding Corp., 6.875%, 2018 (n)		$2,125,000	$2,156,875
Building Materials Holding Corp., 7%, 2020 (n)		1,150,000	1,207,500
CEMEX Espana S.A., 9.25%, 2020		2,445,000	2,490,844
CEMEX Finance LLC, 9.625%, 2017 (n)	EUR	1,765,000	2,513,212
Nortek, Inc., 11%, 2013		$4,090,933	4,361,957
Nortek, Inc., 10%, 2018 (n)		865,000	908,250
Owens Corning, 9%, 2019		2,325,000	2,744,707
Ply Gem Industries, Inc., 11.75%, 2013		757,000	809,044

			$17,192,389
Business Services - 1.9%
First Data Corp., 9.875%, 2015		$2,580,000	$2,573,550
Interactive Data Corp., 10.25%, 2018 (n)		4,320,000	4,784,400
Iron Mountain, Inc., 6.625%, 2016		3,045,000	3,056,419
Iron Mountain, Inc., 8.375%, 2021		1,790,000	1,946,625
SunGard Data Systems, Inc., 10.25%, 2015		4,498,000	4,739,767
SunGard Data Systems, Inc., 7.375%, 2018 (n)		1,255,000	1,280,100
SunGard Data Systems, Inc., 7.625%, 2020 (n)		1,520,000	1,569,400

			$19,950,261
Cable TV - 3.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)		$745,000	$778,525
Cablevision Systems Corp., 8.625%, 2017		1,955,000	2,184,713
CCH II LLC, 13.5%, 2016		2,925,000	3,539,250
CCO Holdings LLC, 7.875%, 2018		2,885,000	3,036,463
CCO Holdings LLC, 8.125%, 2020		2,025,000	2,156,625
Cequel Communications Holdings, 8.625%, 2017 (z)		990,000	1,035,788
Charter Communications Operating LLC, 10.875%, 2014 (n)		1,840,000	2,070,000
CSC Holdings LLC, 8.5%, 2014		4,275,000	4,777,313
CSC Holdings LLC, 8.5%, 2015		1,365,000	1,494,675
Insight Communications Co., Inc., 9.375%, 2018 (n)		2,430,000	2,654,775
Mediacom LLC, 9.125%, 2019		2,720,000	2,808,400
Videotron LTEE, 6.875%, 2014		1,860,000	1,885,575
Virgin Media Finance PLC, 9.125%, 2016		4,528,000	4,822,320
Virgin Media Finance PLC, 9.5%, 2016		1,900,000	2,158,875

			$35,403,297

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 4.2%
Ashland, Inc., 9.125%, 2017	$4,710,000	$5,481,263
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	1,820,000	1,897,350
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 8.875%, 2018	4,610,000	4,967,275
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	750,000	800,625
Huntsman International LLC, 8.625%, 2021 (n)	3,305,000	3,635,500
Lumena Resources Corp., 12%, 2014 (n)	808,000	762,550
Lyondell Chemical Co., 8%, 2017 (n)	1,377,000	1,537,076
Lyondell Chemical Co., 11%, 2018	10,039,137	11,444,616
Momentive Performance Materials, Inc., 12.5%, 2014	3,765,000	4,207,387
Momentive Performance Materials, Inc., 11.5%, 2016	2,755,000	2,982,287
Momentive Performance Materials, Inc., 9%, 2021 (n)	1,495,000	1,592,175
Polypore International, Inc., 7.5%, 2017 (z)	505,000	522,675
Solutia, Inc., 7.875%, 2020	2,790,000	3,027,150

		$42,857,929
Computer Software - 0.2%
Syniverse Holdings, Inc., 9.125%, 2019 (z)	$1,945,000	$2,071,425

Computer Software - Systems - 0.4%
DuPont Fabros Technology, Inc., 8.5%, 2017	$3,815,000	$4,129,738

Conglomerates - 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$2,775,000	$2,941,500
Pinafore LLC, 9%, 2018 (n)	2,540,000	2,803,525

		$5,745,025
Consumer Products - 1.7%
ACCO Brands Corp., 10.625%, 2015	$395,000	$446,350
ACCO Brands Corp., 7.625%, 2015	1,275,000	1,290,937
Central Garden & Pet Co., 8.25%, 2018	1,920,000	1,977,600
Easton-Bell Sports, Inc., 9.75%, 2016	2,295,000	2,553,188
Elizabeth Arden, Inc., 7.375%, 2021 (z)	1,825,000	1,866,063
Jarden Corp., 7.5%, 2017	2,760,000	2,904,900
Libbey Glass, Inc., 10%, 2015	2,270,000	2,454,438
NBTY, Inc., 9%, 2018 (n)	390,000	420,225
Scotts Miracle-Gro Co., 6.625%, 2020 (n)	505,000	508,787
Visant Corp., 10%, 2017	2,485,000	2,634,100

		$17,056,588

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 1.9%
KAR Holdings, Inc., 10%, 2015	$1,214,000	$1,286,840
KAR Holdings, Inc., FRN, 4.287%, 2014	1,660,000	1,601,900
Realogy Corp., 10.5%, 2014	1,320,000	1,369,500
Service Corp. International, 6.75%, 2015	1,430,000	1,501,500
Service Corp. International, 7%, 2017	6,380,000	6,722,925
Service Corp. International, 7%, 2019	2,915,000	2,995,162
Ticketmaster Entertainment, Inc., 10.75%, 2016	3,555,000	3,901,612

		$19,379,439
Containers - 1.6%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$3,415,000	$3,534,525
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	510,000	542,513
Greif, Inc., 6.75%, 2017	3,415,000	3,602,825
Owens-Illinois, Inc., 7.375%, 2016	1,760,000	1,914,000
Packaging Dynamics Corp., 8.75%, 2016 (z)	385,000	392,219
Reynolds Group, 7.75%, 2016 (n)	1,260,000	1,329,300
Reynolds Group, 7.125%, 2019 (n)	1,490,000	1,538,425
Reynolds Group, 9%, 2019 (z)	2,005,000	2,105,250
Reynolds Group, 8.25%, 2021 (z)	1,235,000	1,245,806

		$16,204,863
Defense Electronics - 0.3%
ManTech International Corp., 7.25%, 2018	$1,935,000	$2,002,725
MOOG, Inc., 7.25%, 2018	1,365,000	1,436,662

		$3,439,387
Electronics - 0.8%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$1,385,000	$1,568,513
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	1,865,000	2,065,488
Jabil Circuit, Inc., 7.75%, 2016	2,740,000	3,109,900
NXP B.V., 7.875%, 2014	1,400,000	1,457,750
NXP B.V., 9.75%, 2018 (n)	280,000	316,750

		$8,518,401
Emerging Market Sovereign - 0.1%
Republic of Argentina, FRN, 0.677%, 2012	$861,175	$816,394

Energy - Independent - 6.4%
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	$3,215,000	$3,375,750
Chesapeake Energy Corp., 6.875%, 2020	2,085,000	2,202,281
Concho Resources, Inc., 8.625%, 2017	645,000	709,500
Denbury Resources, Inc., 8.25%, 2020	2,675,000	2,945,844
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (n)	3,125,000	3,328,125

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
EXCO Resources, Inc., 7.5%, 2018	$1,145,000	$1,145,000
Harvest Operations Corp., 6.875%, 2017 (n)	2,815,000	2,902,969
Hilcorp Energy I LP, 9%, 2016 (n)	4,515,000	4,763,325
Laredo Petroleum, Inc., 9.5%, 2019 (z)	745,000	776,663
Linn Energy LLC, 8.625%, 2020 (n)	925,000	1,012,875
Linn Energy LLC, 7.75%, 2021 (n)	2,021,000	2,111,945
Newfield Exploration Co., 6.625%, 2014	2,080,000	2,126,800
Newfield Exploration Co., 6.625%, 2016	2,465,000	2,551,275
OPTI Canada, Inc., 9.75%, 2013 (n)	2,140,000	2,091,850
OPTI Canada, Inc., 8.25%, 2014	4,640,000	2,784,000
Penn Virginia Corp., 10.375%, 2016	4,195,000	4,719,375
Pioneer Natural Resources Co., 6.875%, 2018	2,900,000	3,120,957
Pioneer Natural Resources Co., 7.5%, 2020	3,100,000	3,434,112
Plains Exploration & Production Co., 7%, 2017	4,970,000	5,193,650
QEP Resources, Inc., 6.875%, 2021	2,895,000	3,025,275
Quicksilver Resources, Inc., 8.25%, 2015	2,660,000	2,779,700
Quicksilver Resources, Inc., 9.125%, 2019	2,655,000	2,893,950
Range Resources Corp., 8%, 2019	1,780,000	1,958,000
SandRidge Energy, Inc., 8%, 2018 (n)	3,205,000	3,293,137
SM Energy Co., 6.625%, 2019 (z)	375,000	378,750

		$65,625,108
Entertainment - 0.8%
AMC Entertainment, Inc., 8.75%, 2019	$2,575,000	$2,761,687
AMC Entertainment, Inc., 9.75%, 2020 (z)	1,505,000	1,617,875
Cinemark USA, Inc., 8.625%, 2019	2,155,000	2,332,788
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)	1,290,000	1,373,850

		$8,086,200
Financial Institutions - 4.6%
American General Finance Corp., 5.375%, 2012	$1,300,000	$1,254,500
American General Finance Corp., 6.9%, 2017	2,970,000	2,583,900
CIT Group, Inc., 7%, 2014	3,425,000	3,489,219
CIT Group, Inc., 7%, 2016	6,695,000	6,761,950
CIT Group, Inc., 7%, 2017	12,215,000	12,321,881
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	3,061,000	3,091,610
GMAC, Inc., 8%, 2031	1,785,000	2,017,050
International Lease Finance Corp., 8.75%, 2017 (n)	3,710,000	4,155,200
International Lease Finance Corp., 7.125%, 2018 (n)	3,687,000	3,972,743
International Lease Finance Corp., 8.25%, 2020	755,000	822,950

16

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC, 10.875%, 2015 (z)		$1,745,000	$1,753,725
SLM Corp., 8%, 2020		5,135,000	5,353,237

			$47,577,965
Food & Beverages - 1.9%
ARAMARK Corp., 8.5%, 2015		$2,151,000	$2,242,417
B&G Foods, Inc., 7.625%, 2018		1,940,000	2,056,400
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		3,035,000	3,262,625
Constellation Brands, Inc., 7.25%, 2016		1,410,000	1,499,888
Del Monte Foods Co., 6.75%, 2015		3,920,000	4,008,200
Pinnacle Foods Finance LLC, 9.25%, 2015		3,580,000	3,741,100
TreeHouse Foods, Inc., 7.75%, 2018		2,200,000	2,373,250

			$19,183,880
Forest & Paper Products - 2.2%
Boise, Inc., 8%, 2020		$2,770,000	$2,998,525
Cascades, Inc., 7.75%, 2017		1,870,000	1,944,800
Georgia-Pacific Corp., 7.125%, 2017 (n)		3,480,000	3,706,200
Georgia-Pacific Corp., 8%, 2024		2,920,000	3,365,300
Georgia-Pacific Corp., 7.25%, 2028		865,000	910,413
Graphic Packaging Holding Co., 7.875%, 2018		1,840,000	1,950,400
JSG Funding PLC, 7.75%, 2015		690,000	702,075
Millar Western Forest Products Ltd., 7.75%, 2013		3,165,000	3,109,612
Sappi Papier Holding GmbH, 6.75%, 2012 (n)		1,350,000	1,387,165
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,920,000	2,793,066

			$22,867,556
Gaming & Lodging - 4.7%
Firekeepers Development Authority, 13.875%, 2015 (n)		$2,420,000	$2,879,800
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		3,300,000	12,375
Gaylord Entertainment Co., 6.75%, 2014		3,685,000	3,726,456
GWR Operating Partnership LLP, 10.875%, 2017		2,010,000	2,110,500
Harrah’s Operating Co., Inc., 11.25%, 2017		5,790,000	6,571,650
Harrah’s Operating Co., Inc., 10%, 2018		571,000	518,183
Harrah’s Operating Co., Inc., 10%, 2018		2,771,000	2,514,683
Host Hotels & Resorts, Inc., 6.75%, 2016		2,685,000	2,772,263
Host Hotels & Resorts, Inc., 9%, 2017		3,480,000	3,897,600
MGM Mirage, 10.375%, 2014		1,520,000	1,721,400
MGM Mirage, 11.125%, 2017		1,280,000	1,478,400
MGM Mirage, 9%, 2020 (n)		2,645,000	2,922,725
MGM Resorts International, 11.375%, 2018		2,195,000	2,452,912
Penn National Gaming, Inc., 8.75%, 2019		2,915,000	3,213,787
Royal Caribbean Cruises Ltd., 11.875%, 2015		2,345,000	2,931,250

17

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Gaming & Lodging - continued
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		$1,565,000	$1,682,375
Station Casinos, Inc., 6.5%, 2014 (d)		6,495,000	649
Station Casinos, Inc., 6.875%, 2016 (d)		7,690,000	769
Station Casinos, Inc., 7.75%, 2016 (d)		1,413,000	141
Wyndham Worldwide Corp., 6%, 2016		1,890,000	1,990,516
Wyndham Worldwide Corp., 7.375%, 2020		2,675,000	2,923,521
Wynn Las Vegas LLC, 7.75%, 2020		1,275,000	1,351,500

			$47,673,455
Industrial - 1.0%
Altra Holdings, Inc., 8.125%, 2016		$1,925,000	$2,021,250
Diversey, Inc., 8.25%, 2019		1,910,000	2,067,575
Great Lakes Dredge & Dock Corp., 7.75%, 2013		2,325,000	2,365,688
Great Lakes Dredge & Dock Corp., 7.375%, 2019 (z)		505,000	510,050
Mueller Water Products, Inc., 7.375%, 2017		1,920,000	1,864,800
Mueller Water Products, Inc., 8.75%, 2020		1,429,000	1,586,190

			$10,415,553
Insurance - 1.4%
American International Group, Inc., 8.175% to 2038, FRN to 2058		$4,280,000	$4,772,200
ING Capital Funding Trust III, FRN, 3.903%, 2049		2,455,000	2,324,762
ING Groep N.V., 5.775% to 2015, FRN to 2049		4,445,000	3,867,150
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		2,700,000	3,240,000

			$14,204,112
Insurance - Property & Casualty - 1.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		$4,130,000	$5,307,050
USI Holdings Corp., 9.75%, 2015 (z)		3,165,000	3,244,125
XL Group PLC, 6.5% to 2017, FRN to 2049		3,865,000	3,493,187

			$12,044,362
International Market Sovereign - 0.1%
Republic of Ireland, 5.4%, 2025	EUR	980,000	$953,862

Machinery & Tools - 1.0%
Case Corp., 7.25%, 2016		$1,390,000	$1,508,150
Case New Holland, Inc., 7.875%, 2017 (n)		5,625,000	6,250,781
Rental Service Corp., 9.5%, 2014		1,431,000	1,502,550
RSC Equipment Rental, Inc., 8.25%, 2021 (z)		1,275,000	1,303,687

			$10,565,168

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 2.0%
Bank of America Corp., 8% to 2018, FRN to 2049	$7,890,000	$8,179,326
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	4,115,000	4,435,270
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	1,370,000	1,102,850
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	8,220,000	7,151,400

		$20,868,846
Medical & Health Technology & Services - 6.2%
Biomet, Inc., 10%, 2017	$2,880,000	$3,218,400
Biomet, Inc., 10.375%, 2017 (p)	1,300,000	1,456,000
Biomet, Inc., 11.625%, 2017	2,645,000	2,988,850
Community Health Systems, Inc., 8.875%, 2015	5,165,000	5,455,531
Cooper Cos., Inc., 7.125%, 2015	2,045,000	2,116,575
Davita, Inc., 6.375%, 2018	2,625,000	2,644,688
Davita, Inc., 6.625%, 2020	1,270,000	1,289,050
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	2,540,000	2,917,825
HCA, Inc., 9.25%, 2016	10,890,000	11,720,363
HCA, Inc., 8.5%, 2019	2,055,000	2,291,325
HealthSouth Corp., 8.125%, 2020	4,685,000	5,071,513
Tenet Healthcare Corp., 9.25%, 2015	4,495,000	4,888,312
Tenet Healthcare Corp., 8%, 2020	1,020,000	1,040,400
United Surgical Partners International, Inc., 8.875%, 2017	1,570,000	1,644,575
United Surgical Partners International, Inc., 9.25%, 2017 (p)	2,055,000	2,162,887
Universal Hospital Services, Inc., 8.5%, 2015 (p)	4,225,000	4,399,281
Universal Hospital Services, Inc., FRN, 3.834%, 2015	1,015,000	956,637
Vanguard Health Systems, Inc., 8%, 2018	3,060,000	3,144,150
VWR Funding, Inc., 10.25%, 2015 (p)	3,426,062	3,610,213

		$63,016,575
Metals & Mining - 2.0%
Arch Coal, Inc., 7.25%, 2020	$1,275,000	$1,341,938
Arch Western Finance LLC, 6.75%, 2013	1,326,000	1,339,260
Cloud Peak Energy, Inc., 8.25%, 2017	2,730,000	2,972,288
Cloud Peak Energy, Inc., 8.5%, 2019	3,595,000	4,008,425
CONSOL Energy, Inc., 8%, 2017 (n)	1,985,000	2,153,725
CONSOL Energy, Inc., 8.25%, 2020 (n)	1,330,000	1,453,025
Novelis, Inc., 8.375%, 2017 (n)	1,530,000	1,648,575
Novelis, Inc., 8.75%, 2020 (n)	745,000	809,256
Peabody Energy Corp., 5.875%, 2016	2,125,000	2,146,250
Peabody Energy Corp., 7.375%, 2016	1,140,000	1,276,800
U.S. Steel Corp., 7.375%, 2020	1,425,000	1,478,437

		$20,627,979

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - 0.4%
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “D”, 5%, 2039	$2,795,000	$2,700,333
State of California, 5.5%, 2040	1,565,000	1,482,525

		$4,182,858
Natural Gas - Distribution - 0.9%
AmeriGas Partners LP, 7.125%, 2016	$3,035,000	$3,163,987
Ferrellgas Partners LP, 8.625%, 2020	2,810,000	3,055,875
Inergy LP, 6.875%, 2014	2,695,000	2,762,375

		$8,982,237
Natural Gas - Pipeline - 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$2,005,000	$2,075,175
Atlas Pipeline Partners LP, 8.75%, 2018	2,155,000	2,273,525
Crosstex Energy, Inc., 8.875%, 2018	3,020,000	3,269,150
El Paso Corp., 7%, 2017	3,790,000	4,085,241
El Paso Corp., 7.75%, 2032	1,440,000	1,458,590
Energy Transfer Equity LP, 7.5%, 2020	4,485,000	4,793,344
Enterprise Products Partners LP, FRN, 8.375%, 2066	1,721,000	1,858,680
Enterprise Products Partners LP, FRN, 7.034%, 2068	1,047,000	1,091,498
MarkWest Energy Partners LP, 8.75%, 2018	815,000	890,387
Targa Resources Partners LP, 6.875%, 2021 (z)	1,050,000	1,050,000

		$22,845,590
Network & Telecom - 2.6%
CenturyLink, Inc., 7.6%, 2039	$1,985,000	$2,061,960
Cincinnati Bell, Inc., 8.25%, 2017	850,000	858,500
Cincinnati Bell, Inc., 8.75%, 2018	3,220,000	3,083,150
Citizens Communications Co., 9%, 2031	1,140,000	1,208,400
Frontier Communications Corp., 8.25%, 2017	760,000	851,200
Frontier Communications Corp., 8.5%, 2020	2,955,000	3,331,763
Qwest Communications International, Inc., 8%, 2015	1,290,000	1,396,425
Qwest Communications International, Inc., 7.125%, 2018 (n)	4,535,000	4,897,800
Windstream Corp., 8.625%, 2016	6,430,000	6,815,800
Windstream Corp., 8.125%, 2018	570,000	605,625
Windstream Corp., 7.75%, 2020	1,490,000	1,538,425

		$26,649,048
Oil Services - 1.2%
Edgen Murray Corp., 12.25%, 2015	$1,675,000	$1,515,875
Expro Finance Luxembourg, 8.5%, 2016 (n)	4,660,000	4,590,100
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	1,385,000	1,372,881

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oil Services - continued
Pioneer Drilling Co., 9.875%, 2018	$2,975,000	$3,216,719
Trinidad Drilling Ltd., 7.875%, 2019 (n)	1,520,000	1,573,200

		$12,268,775
Oils - 0.2%
Petroplus Holdings AG, 9.375%, 2019 (n)	$2,085,000	$2,032,875

Other Banks & Diversified Financials - 1.9%
Capital One Financial Corp., 10.25%, 2039	$3,515,000	$3,800,594
Citigroup Capital XXI, 8.3% to 2037, FRN to 2077	4,835,000	5,046,531
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,905,000	2,103,901
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	3,865,000	3,613,775
Santander UK PLC, 8.963% to 2030, FRN to 2049	4,967,000	5,339,525

		$19,904,326
Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$1,955,000	$2,013,650
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	255,000	262,969

		$2,276,619
Pollution Control - 0.1%
Casella Waste Systems, Inc., 7.75%, 2019 (z)	$505,000	$516,363

Printing & Publishing - 0.4%
American Media, Inc., 13.5%, 2018 (z)	$297,449	$306,372
McClatchy Co., 11.5%, 2017	795,000	896,362
Nielsen Finance LLC, 11.5%, 2016	1,311,000	1,528,954
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	421,000	442,576
Nielsen Finance LLC, 7.75%, 2018 (n)	1,255,000	1,345,987

		$4,520,251
Railroad & Shipping - 0.4%
Kansas City Southern Railway, 8%, 2015	$3,625,000	$3,915,000

Real Estate - 0.6%
CB Richard Ellis Group, Inc., 11.625%, 2017	$1,020,000	$1,183,200
Developers Diversified Realty Corp., REIT, 7.875%, 2020	1,255,000	1,450,771
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	3,050,000	3,202,500

		$5,836,471
Restaurants - 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$1,310,000	$1,336,200

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - 2.3%
Express LLC/Express Finance Corp., 8.75%, 2018	$1,710,000	$1,825,425
Limited Brands, Inc., 6.9%, 2017	1,960,000	2,087,400
Limited Brands, Inc., 6.95%, 2033	1,150,000	1,058,000
Neiman Marcus Group, Inc., 10.375%, 2015	3,675,000	3,886,312
QVC, Inc., 7.375%, 2020 (n)	3,145,000	3,302,250
Rent-A-Center, Inc., 6.625%, 2020	515,000	507,275
Sally Beauty Holdings, Inc., 10.5%, 2016	3,520,000	3,889,600
Toys “R” Us Property Co. II LLC, 8.5%, 2017	1,775,000	1,934,750
Toys “R” Us, Inc., 10.75%, 2017	4,665,000	5,353,087

		$23,844,099
Specialty Stores - 0.9%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$1,855,000	$1,957,025
Michaels Stores, Inc., 11.375%, 2016	1,920,000	2,102,400
Michaels Stores, Inc., 7.75%, 2018 (n)	2,050,000	2,111,500
Payless ShoeSource, Inc., 8.25%, 2013	2,922,000	2,969,482

		$9,140,407
Telecommunications - Wireless - 4.8%
Clearwire Corp., 12%, 2015 (n)	$5,590,000	$6,093,100
Cricket Communications, Inc., 7.75%, 2016	2,040,000	2,147,100
Crown Castle International Corp., 9%, 2015	2,705,000	3,016,075
Crown Castle International Corp., 7.125%, 2019	4,420,000	4,696,250
Digicel Group Ltd., 12%, 2014 (n)	560,000	653,100
Digicel Group Ltd., 8.25%, 2017 (n)	3,050,000	3,175,813
Digicel Group Ltd., 10.5%, 2018 (n)	2,540,000	2,828,925
MetroPCS Wireless, Inc., 7.875%, 2018	1,260,000	1,316,700
Nextel Communications, Inc., 7.375%, 2015	2,670,000	2,690,025
NII Holdings, Inc., 10%, 2016	2,645,000	2,962,400
NII Holdings, Inc., 8.875%, 2019	1,545,000	1,699,500
SBA Communications Corp., 8%, 2016	935,000	1,021,487
SBA Communications Corp., 8.25%, 2019	1,720,000	1,896,300
Sprint Capital Corp., 6.875%, 2028	1,390,000	1,244,050
Sprint Nextel Corp., 8.375%, 2017	5,420,000	5,921,350
Sprint Nextel Corp., 8.75%, 2032	3,830,000	3,987,987
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,430,000	1,630,200
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	2,485,000	2,571,975

		$49,552,337

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telephone Services - 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (z)	$1,240,000	$1,280,300
Frontier Communications Corp., 8.125%, 2018	3,150,000	3,547,688

		$4,827,988
Transportation - Services - 2.0%
Aguila American Resources Ltd., 7.875%, 2018 (z)	$1,640,000	$1,672,800
American Petroleum Tankers LLC, 10.25%, 2015 (n)	1,480,000	1,541,050
Commercial Barge Line Co., 12.5%, 2017	4,525,000	5,249,000
Hertz Corp., 8.875%, 2014	1,874,000	1,923,193
Hertz Corp., 7.5%, 2018 (n)	1,905,000	2,014,538
Hertz Corp., 7.375%, 2021 (n)	2,590,000	2,693,600
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	1,255,000	1,267,550
Navios Maritime Holdings, Inc., 8.875%, 2017	1,425,000	1,539,000
Swift Services Holdings, Inc., 10%, 2018 (z)	2,005,000	2,167,906

		$20,068,637
Utilities - Electric Power - 3.8%
AES Corp., 8%, 2017	$6,450,000	$6,982,125
Calpine Corp., 8%, 2016 (n)	2,690,000	2,885,025
Calpine Corp., 7.875%, 2020 (n)	3,885,000	4,069,538
Covanta Holding Corp., 7.25%, 2020	2,110,000	2,169,190
Dynegy Holdings, Inc., 7.75%, 2019	3,670,000	2,633,225
Edison Mission Energy, 7%, 2017	4,485,000	3,677,700
Energy Future Holdings Corp., 10.25%, 2020 (n)	3,385,000	3,581,685
Energy Future Holdings Corp., 10%, 2020	6,605,000	7,005,296
Genon Escrow Corp., 9.875%, 2020 (n)	3,660,000	3,833,850
Texas Competitive Electric Holdings LLC, 10.25%, 2015	2,805,000	1,725,075

		$38,562,709
Total Bonds (Identified Cost, $918,945,510)		$947,877,157

Floating Rate Loans (g)(r) - 0.9%
Aerospace - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$1,946,592	$1,950,485

Broadcasting - 0.3%
Gray Television, Inc., Term Loan B, 3.77%, 2014	$992,695	$982,063
Local TV Finance LLC, Term Loan B, 2.31%, 2013	1,357,284	1,308,648
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	1,332,013	1,335,343

		$3,626,054

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Building - 0.0%
Goodman Global, Inc., Second Lien Term Loan, 9%, 2017	$178,057	$183,888

Consumer Services - 0.1%
Realogy Corp., Letter of Credit B, 3.28%, 2013	$155,879	$150,840
Realogy Corp., Term Loan B, 3.28%, 2013	1,315,357	1,272,843

		$1,423,683
Financial Institutions - 0.1%
American General Finance Corp., Term Loan, 7.25%, 2015	$515,446	$522,462

Gaming & Lodging - 0.2%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$4,910,923	$77,755
MGM Mirage, Inc., Term Loan E, 7%, 2014 (o)	1,891,899	1,855,243

		$1,932,998
Printing & Publishing - 0.0%
Ascend Media LLC, Term Loan, 0%, 2012 (d)	$458,333	$0

Total Floating Rate Loans (Identified Cost, $12,711,594)		$9,639,570

Common Stocks - 0.4%
Automotive - 0.1%
Accuride Corp. (a)	65,068	$973,417
Oxford Automotive, Inc. (a)	1,087	0

		$973,417
Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (a)	598	$1,435,200

Construction - 0.0%
Nortek, Inc. (a)	1,406	$53,779

Gaming & Lodging - 0.1%
Ameristar Casinos, Inc.	35,000	$537,600

Printing & Publishing - 0.1%
American Media, Inc. (a)	76,223	$1,087,702
Golden Books Family Entertainment, Inc. (a)	206,408	0
Quad/Graphics, Inc. (a)	3,260	144,940

		$1,232,642

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	2,318	$130,967
Total Common Stocks (Identified Cost, $7,602,309)		4,363,605

Convertible Preferred Stocks - 0.3%
Automotive - 0.3%
General Motors Co., 4.75% (Identified Cost, $2,665,500)	53,310	$2,895,266

Preferred Stocks - 0.1%
Other Banks & Diversified Financials - 0.1%
Citigroup Capital XIII, 7.875% (Identified Cost, $569,375)	22,775	$608,776

	Strike Price	First Exercise

Warrants - 0.4%
Broadcasting - 0.4%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $3,092,548) (a)	$0.10	7/14/10	1,622	$3,892,800

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.1%
S&P 500 Index - June 2011 @ $1,350(Premiums Paid, $973,929)	363	$744,150

Issuer	Shares/Par
Money Market Funds (v) - 2.3%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	23,534,416	$23,534,416
Total Investments (Identified Cost, $970,095,181)		$993,555,740

Other Assets, Less Liabilities - 2.8%		29,081,507
Net Assets - 100.0%		$1,022,637,247

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $222,776,255 representing 21.8% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

25

Portfolio of Investments – continued

(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	12/01/10	$1,505,000	$1,617,875
Aguila American Resources Ltd., 7.875%, 2018	1/24/11-1/25/11	1,672,786	1,672,800
Airlie Ltd., CDO, FRN, 0%, 2011	10/13/06-12/22/10	2,452,690	1,128,972
American Media, Inc., 13.5%, 2018	12/28/10	302,171	306,372
Anthracite Ltd., CDO, 6%, 2037	5/14/02	4,627,812	3,861,000
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	745,000	778,525
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	7/04/10-11/25/10	1,085,704	22,530
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.603%, 2050	4/12/06-1/26/11	622,703	12,454
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.803%, 2050	4/12/06-2/26/11	1,934,243	38,685
Casella Waste Systems, Inc., 7.75%, 2019	1/26/11	505,000	516,363
Cequel Communications Holdings, 8.625%, 2017	1/13/11	1,018,349	1,035,788
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	510,000	543,150
Cogent Communications Group, Inc., 8.375%, 2018	1/11/11	1,240,000	1,280,300
Elizabeth Arden, Inc., 7.375%, 2021	1/13/11-1/21/11	1,855,921	1,866,063
Falcon Franchise Loan LLC, FRN, 3.247%, 2025	1/29/03	928,481	788,530
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	2,023,272	2,023,249
Great Lakes Dredge & Dock Corp., 7.375%, 2019	1/25/11	505,000	510,050
LBI Media, Inc., 8.5%, 2017	7/18/07	1,432,275	1,219,813
Laredo Petroleum, Inc., 9.5%, 2019	1/12/11	745,000	776,663
Local TV Finance LLC, 9.25%, 2015	11/13/07-12/15/10	3,287,390	3,113,570
Morgan Stanley Capital I, Inc., 1.43%, 2039	7/20/04	388,420	371,851
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	1,331,084	1,373,850
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	1,702,636	1,753,725
Packaging Dynamics Corp., 8.75%, 2016	1/25/11	385,000	392,219

26

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Polypore International, Inc., 7.5%, 2017	11/10/10	$505,000	$522,675
RSC Equipment Rental, Inc., 8.25%, 2021	1/13/11-1/14/11	1,288,221	1,303,687
Reynolds Group, 9%, 2019	1/24/11	2,117,647	2,105,250
Reynolds Group, 8.25%, 2021	1/27/11	1,235,000	1,245,806
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10-1/03/11	2,101,720	2,112,250
SM Energy Co., 6.625%, 2019	1/31/11	375,000	378,750
Swift Services Holdings, Inc., 10%, 2018	12/15/10	2,005,000	2,167,906
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	1,983,069	2,071,425
Targa Resources Partners LP, 6.875%, 2021	1/19/11	1,050,000	1,050,000
UCI International, Inc., 8.625%, 2019	1/11/11	750,000	781,875
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	3,189,374	3,244,125
Wachovia Credit, CDO, FRN, 1.653%, 2026	6/08/06	1,320,000	924,000
Total Restricted Securities			$44,912,146
% of Net Assets			4.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/11

Forward Foreign Currency Exchange Contracts at 1/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	UBS AG	178,000	3/15/11	$234,806	$243,587	$8,781

Liability Derivatives
SELL	EUR	Credit Suisse Group	757,766	4/12/11	$1,030,447	$1,036,623	$(6,176)
SELL	EUR	UBS AG	3,968,686	3/15/11	5,241,999	5,431,014	(189,015)

							$(195,191)

27

Portfolio of Investments – continued

Futures Contracts Outstanding at 1/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	25	$3,015,625	March - 2011	$26,475
U.S. Treasury Note 10 yr (Short)	USD	63	7,610,203	March - 2011	228,647

					$255,122

At January 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $946,560,765)	$970,021,324
Underlying affiliated funds, at cost and value	23,534,416
Total investments, at value (identified cost, $970,095,181)	$993,555,740
Cash	103,876
Restricted cash	169,550
Receivables for
Forward foreign currency exchange contracts	8,781
Daily variation margin on open futures contracts	42,953
Investments sold	19,545,099
Fund shares sold	673,818
Interest	19,784,671
Other assets	9,450
Total assets	$1,033,893,938
Liabilities
Payables for
Distributions	$1,179,810
Forward foreign currency exchange contracts	195,191
Investments purchased	8,052,261
Fund shares reacquired	1,411,968
Payable to affiliates
Investment adviser	53,127
Shareholder servicing costs	205,815
Distribution and service fees	27,444
Program manager fees	25
Payable for independent Trustees’ compensation	78,057
Accrued expenses and other liabilities	52,993
Total liabilities	$11,256,691
Net assets	$1,022,637,247
Net assets consist of
Paid-in capital	$1,230,686,266
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	23,531,656
Accumulated net realized gain (loss) on investments and foreign currency transactions	(228,730,837)
Accumulated distributions in excess of net investment income	(2,849,838)
Net assets	$1,022,637,247
Shares of beneficial interest outstanding	290,660,430

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$501,139,443	142,467,449	$3.52
Class B	37,772,427	10,714,340	3.53
Class C	80,801,510	22,878,440	3.53
Class I	386,185,116	109,842,780	3.52
Class R1	1,137,895	323,008	3.52
Class R2	5,652,563	1,605,707	3.52
Class R3	7,280,534	2,070,603	3.52
Class R4	315,967	89,769	3.52
Class 529A	1,215,100	345,576	3.52
Class 529B	398,167	113,243	3.52
Class 529C	738,525	209,515	3.52

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.70 [100 / 95.25 x $3.52] and $3.70 [100 / 95.25 x $3.52], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$80,774,215
Dividends	254,494
Dividends from underlying affiliated funds	58,118
Total investment income	$81,086,827
Expenses
Management fee	$4,413,763
Distribution and service fees	2,494,949
Program manager fees	1,936
Shareholder servicing costs	1,452,092
Administrative services fee	139,619
Independent Trustees’ compensation	35,854
Custodian fee	157,999
Shareholder communications	64,043
Auditing fees	68,961
Legal fees	19,914
Miscellaneous	175,378
Total expenses	$9,024,508
Fees paid indirectly	(878)
Reduction of expenses by investment adviser	(4,594)
Net expenses	$9,019,036
Net investment income	$72,067,791
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$27,063,857
Futures contracts	456,288
Foreign currency transactions	754,713
Net realized gain (loss) on investments and foreign currency transactions	$28,274,858
Change in unrealized appreciation (depreciation)
Investments	$44,614,208
Futures contracts	255,122
Translation of assets and liabilities in foreign currencies	(711,209)
Net unrealized gain (loss) on investments and foreign currency translation	$44,158,121
Net realized and unrealized gain (loss) on investments and foreign currency	$72,432,979
Change in net assets from operations	$144,500,770

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2011	2010
Change in net assets
From operations
Net investment income	$72,067,791	$70,217,085
Net realized gain (loss) on investments and foreign currency transactions	28,274,858	(28,400,557)
Net unrealized gain (loss) on investments and foreign currency translation	44,158,121	244,336,255
Change in net assets from operations	$144,500,770	$286,152,783
Distributions declared to shareholders
From net investment income	$(70,836,884)	$(70,778,121)
Change in net assets from fund share transactions	$(3,047,063)	$86,914,666
Total change in net assets	$70,616,823	$302,289,328
Net assets
At beginning of period	952,020,424	649,731,096
At end of period (including accumulated distributions in excess of net investment income of $2,849,838 and $4,081,664, respectively)	$1,022,637,247	$952,020,424

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.26		$0.27	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.77	(1.08)		(0.31)	0.11
Total from investment operations	$0.51	$1.02	$(0.82)		$(0.04)	$0.38
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.27)		$(0.30)	$(0.28)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.25)	$(0.25)	$(0.27)		$(0.30)	$(0.28)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.26	$2.49		$3.58	$3.92
Total return (%) (r)(s)(t)	16.22	42.99	(24.05)		(1.20)	10.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.00	1.05		0.97	1.00
Expenses after expense reductions (f)	0.93	1.00	1.05		0.97	1.00
Net investment income	7.53	8.68	8.22		7.17	7.09
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$501,139	$531,990	$360,076		$504,159	$671,019

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.50	$3.59		$3.93	$3.83
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.24		$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.76	(1.08)		(0.32)	0.10
Total from investment operations	$0.49	$0.99	$(0.84)		$(0.07)	$0.35
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)		$(0.27)	$(0.25)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.25)		$(0.27)	$(0.25)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.53	$3.26	$2.50		$3.59	$3.93
Total return (%) (r)(s)(t)	15.69	41.40	(24.51)		(1.87)	9.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.75	1.75		1.67	1.71
Expenses after expense reductions (f)	1.68	1.75	1.75		1.67	1.71
Net investment income	6.78	8.11	7.41		6.47	6.40
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$37,772	$46,690	$52,384		$113,331	$195,028

See Notes to Financial Statements

34

Financial Highlights – continued

Class C	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.27	$2.50	$3.60		$3.94	$3.84
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.24		$0.25	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.77	(1.09)		(0.32)	0.11
Total from investment operations	$0.48	$1.00	$(0.85)		$(0.07)	$0.35
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)		$(0.27)	$(0.25)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.25)		$(0.27)	$(0.25)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.53	$3.27	$2.50		$3.60	$3.94
Total return (%) (r)(s)(t)	15.34	41.82	(24.72)		(1.84)	9.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.74	1.75		1.67	1.70
Expenses after expense reductions (f)	1.68	1.74	1.75		1.67	1.70
Net investment income	6.74	7.80	7.44		6.46	6.39
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$80,802	$73,475	$39,345		$69,505	$92,050
See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.25	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.27		$0.29	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.27	0.76	(1.08)		(0.32)	0.11
Total from investment operations	$0.53	$1.02	$(0.81)		$(0.03)	$0.39
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.28)		$(0.31)	$(0.29)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.26)	$(0.28)		$(0.31)	$(0.29)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.25	$2.49		$3.58	$3.92
Total return (%) (r)(s)	16.86	42.90	(23.82)		(0.90)	10.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.75	0.76		0.67	0.70
Expenses after expense reductions (f)	0.68	0.75	0.76		0.67	0.70
Net investment income	7.75	8.97	8.55		7.47	7.38
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$386,185	$283,704	$185,811		$257,572	$246,306

See Notes to Financial Statements

36

Financial Highlights – continued

Class R1	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.50	$3.59		$3.93	$3.83
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.24		$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.76	(1.09)		(0.31)	0.11
Total from investment operations	$0.48	$0.99	$(0.85)		$(0.07)	$0.35
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.24)		$(0.27)	$(0.25)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.24)		$(0.27)	$(0.25)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.26	$2.50		$3.59	$3.93
Total return (%) (r)(s)	15.36	41.39	(24.52)		(1.96)	9.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.74	1.76		1.77	1.89
Expenses after expense reductions (f)	1.68	1.74	1.76		1.76	1.79
Net investment income	6.78	7.96	7.53		6.35	6.27
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$1,138	$1,200	$937		$1,273	$361

See Notes to Financial Statements

37

Financial Highlights – continued

Class R2	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.49	$3.58		$3.93	$3.83
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.25		$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.78	(1.08)		(0.32)	0.10
Total from investment operations	$0.50	$1.02	$(0.83)		$(0.06)	$0.36
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)		$(0.29)	$(0.26)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.26)		$(0.29)	$(0.26)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.26	$2.49		$3.58	$3.93
Total return (%) (r)(s)	15.93	42.65	(24.21)		(1.79)	9.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.25	1.25		1.30	1.44
Expenses after expense reductions (f)	1.18	1.25	1.25		1.29	1.34
Net investment income	7.27	8.47	7.99		6.83	6.71
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$5,653	$5,251	$3,446		$5,525	$2,406

See Notes to Financial Statements

38

Financial Highlights – continued

Class R3	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.25	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.26		$0.27	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.27	0.76	(1.08)		(0.31)	0.10
Total from investment operations	$0.52	$1.01	$(0.82)		$(0.04)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.27)		$(0.30)	$(0.27)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.25)	$(0.25)	$(0.27)		$(0.30)	$(0.27)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.25	$2.49		$3.58	$3.92
Total return (%) (r)(s)	16.58	42.55	(24.02)		(1.28)	10.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.00	1.01		1.05	1.07
Expenses after expense reductions (f)	0.93	1.00	1.01		1.05	1.07
Net investment income	7.54	8.75	8.35		7.08	6.90
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$7,281	$7,929	$6,706		$8,065	$5,143

See Notes to Financial Statements

39

Financial Highlights – continued

Class R4	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.27		$0.28	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.77	(1.08)		(0.31)	0.11
Total from investment operations	$0.52	$1.03	$(0.81)		$(0.03)	$0.39
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.28)		$(0.31)	$(0.29)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.26)	$(0.28)		$(0.31)	$(0.29)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.26	$2.49		$3.58	$3.92
Total return (%) (r)(s)	16.50	43.33	(23.82)		(0.99)	10.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.74	0.76		0.76	0.80
Expenses after expense reductions (f)	0.68	0.74	0.76		0.76	0.80
Net investment income	7.72	8.78	8.56		7.38	7.29
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$316	$148	$44		$58	$58

See Notes to Financial Statements

40

Financial Highlights – continued

Class 529A	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.25	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.25		$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.76	(1.08)		(0.31)	0.11
Total from investment operations	$0.51	$1.01	$(0.83)		$(0.05)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)		$(0.29)	$(0.27)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.26)		$(0.29)	$(0.27)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.25	$2.49		$3.58	$3.92
Total return (%) (r)(s)(t)	16.46	42.40	(24.19)		(1.49)	9.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.10	1.23		1.27	1.30
Expenses after expense reductions (f)	1.03	1.10	1.23		1.27	1.30
Net investment income	7.41	8.62	8.07		6.87	6.78
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$1,215	$858	$579		$849	$854

See Notes to Financial Statements

41

Financial Highlights – continued

Class 529B	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.25	$2.49	$3.58		$3.92	$3.82
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.23		$0.24	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.27	0.76	(1.08)		(0.32)	0.11
Total from investment operations	$0.49	$0.99	$(0.85)		$(0.08)	$0.34
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.24)		$(0.26)	$(0.24)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.24)		$(0.26)	$(0.24)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.25	$2.49		$3.58	$3.92
Total return (%) (r)(s)(t)	15.60	41.40	(24.70)		(2.13)	9.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.84	1.88		1.92	1.95
Expenses after expense reductions (f)	1.78	1.84	1.88		1.92	1.95
Net investment income	6.65	7.82	7.43		6.22	6.13
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$398	$315	$183		$213	$202

See Notes to Financial Statements

42

Financial Highlights – continued

Class 529C	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$3.26	$2.50	$3.59		$3.93	$3.83
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.23		$0.24	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.76	(1.08)		(0.32)	0.11
Total from investment operations	$0.48	$0.99	$(0.85)		$(0.08)	$0.34
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.24)		$(0.26)	$(0.24)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.24)		$(0.26)	$(0.24)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$3.52	$3.26	$2.50		$3.59	$3.93
Total return (%) (r)(s)(t)	15.25	41.26	(24.61)		(2.11)	9.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.84	1.88		1.92	1.95
Expenses after expense reductions (f)	1.77	1.84	1.88		1.91	1.95
Net investment income	6.61	7.71	7.39		6.21	6.13
Portfolio turnover	66	58	61		66	89
Net assets at end of period (000 omitted)	$739	$462	$221		$322	$500

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01

See Notes to Financial Statements

43

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or

44

Notes to Financial Statements – continued

exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign

45

Notes to Financial Statements – continued

exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial

46

Notes to Financial Statements – continued

instruments are derivative instruments not reflected in total investments, such as futures, and forwards. The following is a summary of the levels used as of January 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$5,957,928	$6,546,669	$—	$12,504,597
Non-U.S. Sovereign Debt	—	1,770,256	—	1,770,256
Municipal Bonds	—	4,182,858	—	4,182,858
Corporate Bonds	—	804,087,139	—	804,087,139
Commercial Mortgage-Backed Securities	—	9,115,962	—	9,115,962
Asset-Backed Securities (including CDOs)	—	8,736,256	1,128,972	9,865,228
Foreign Bonds	—	118,855,714	—	118,855,714
Floating Rate Loans	—	9,639,570	—	9,639,570
Mutual Funds	23,534,416	—	—	23,534,416
Total Investments	$29,492,344	$962,934,424	$1,128,972	$993,555,740

Other Financial Instruments
Futures	$255,122	$—	$—	$255,122
Forward Currency Contracts	—	(186,410)	—	(186,410)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Total
Balance as of 1/31/10	$142,603	$1,201,818	$1,344,421
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(106,330)	—	(106,330)
Change in unrealized appreciation (depreciation)	(36,273)	(72,846)	(109,119)
Purchases	—	—	—
Sales	—	—	—
Transfers into level 3	—	—	—
Transfers out of level 3	—	—	—
Balance as of 1/31/11	$—	$1,128,972	$1,128,972

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2011 is $(72,846).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and

47

Notes to Financial Statements – continued

losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$255,122	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	8,781	(195,191)
Equity Contracts	Purchased Equity Options	744,150	—
Total		$1,008,053	$(195,191)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

48

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$456,288	$—	$—
Foreign Exchange Contracts	—	772,526	—
Equity Contracts	—	—	1,307,878
Total	$456,288	$772,526	$1,307,878

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$255,122	$—	$—
Foreign Exchange Contracts	—	(716,076)	—
Equity Contracts	—	—	(229,779)
Total	$255,122	$(716,076)	$(229,779)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

49

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

50

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA

51

Notes to Financial Statements – continued

Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

52

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/11	1/31/10
Ordinary income (including any short-term capital gains)	$70,836,884	$70,778,121

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/11
Cost of investments	$973,044,276
Gross appreciation	59,650,000
Gross depreciation	(39,138,536)
Net unrealized appreciation (depreciation)	$20,511,464
Undistributed ordinary income	4,210,063
Capital loss carryforwards	(225,756,399)
Other temporary differences	(7,014,147)

53

Notes to Financial Statements – continued

As of January 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/13	$(19,406,719)
1/31/14	(20,014,075)
1/31/15	(43,048,498)
1/31/16	(1,964,268)
1/31/17	(94,687,685)
1/31/18	(46,635,154)
Total	$(225,756,399)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/11	Year ended 1/31/10
Class A	$37,097,244	$38,794,857
Class B	2,779,381	4,068,631
Class C	5,028,556	4,547,529
Class I	24,715,236	22,136,323
Class R1	77,125	91,062
Class R2	390,182	355,102
Class R3	595,361	669,860
Class R4	19,912	10,405
Class 529A	74,950	59,891
Class 529B	23,323	19,193
Class 529C	35,614	25,268
Total	$70,836,884	$70,778,121

54

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

The management fee incurred for the year ended January 31, 2011 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,019 and $1,300 for the year ended January 31, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,252,112
Class B	0.75%	0.25%	1.00%	1.00%	415,991
Class C	0.75%	0.25%	1.00%	1.00%	756,284
Class R1	0.75%	0.25%	1.00%	1.00%	11,577
Class R2	0.25%	0.25%	0.50%	0.50%	27,273
Class R3	—	0.25%	0.25%	0.25%	20,080
Class 529A	—	0.25%	0.25%	0.25%	2,574
Class 529B	0.75%	0.25%	1.00%	1.00%	3,574
Class 529C	0.75%	0.25%	1.00%	1.00%	5,484
Total Distribution and Service Fees					$2,494,949

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

55

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2011 based on each class’ average daily net assets. Previously, assets attributable to Class A shares sold prior to March 1, 1991 were subject to a service fee of 0.15% and all other assets were subject to the full service fee of 0.25%. This agreement was eliminated on December 31, 2010. Effective January 1, 2011, all assets are subject to the full service fee of 0.25%.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2011, were as follows:

Amount
Class A	$1,897
Class B	45,230
Class C	7,907
Class 529B	150
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2011, were as follows:

Amount
Class 529A	$1,031
Class 529B	357
Class 529C	548
Total Program Manager Fees	$1,936

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2011, the fee was $502,741, which equated to 0.0524% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $476,936.

56

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2011, these costs for the fund amounted to $472,415 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2011 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $6,951 and the Retirement Deferral plan resulted in an expense of $6,039. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2011. The liability for deferred retirement benefits payable to

57

Notes to Financial Statements – continued

certain independent Trustees under both plans amounted to $77,938 at January 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,192 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,594, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $618,651,103 and $602,013,496, respectively.

58

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/11		Year ended 1/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,797,588	$153,567,563	47,025,836	$130,866,079
Class B	1,821,037	6,133,285	2,678,743	7,429,638
Class C	5,357,059	18,059,899	4,813,559	13,626,827
Class I	24,412,915	82,230,596	30,232,861	74,607,652
Class R1	74,300	248,663	131,950	375,294
Class R2	438,086	1,473,954	731,210	2,119,570
Class R3	699,702	2,340,323	932,482	2,612,548
Class R4	48,099	159,676	24,139	56,485
Class 529A	126,973	429,908	68,916	198,713
Class 529B	22,284	75,560	35,100	96,558
Class 529C	102,988	348,254	66,625	196,029
	78,901,031	$265,067,681	86,741,421	$232,185,393
Shares issued in connection with acquisition of MFS Floating Rate High Income Fund
Class A			17,654,238	$51,197,290
Class C			5,697,032	16,578,364
Class I			940,064	2,726,184
			24,291,334	$70,501,838
Shares issued to shareholders in reinvestment of distributions
Class A	7,764,784	$26,069,167	9,615,040	$27,742,145
Class B	484,932	1,629,944	851,877	2,410,812
Class C	960,529	3,241,461	974,815	2,847,444
Class I	6,976,972	23,453,053	7,345,555	21,092,141
Class R1	22,732	76,393	31,453	90,313
Class R2	112,913	379,535	119,851	344,136
Class R3	176,273	591,473	232,543	666,428
Class R4	5,904	19,912	3,564	10,405
Class 529A	22,191	74,569	20,655	59,377
Class 529B	6,914	23,251	6,601	19,036
Class 529C	10,521	35,532	8,583	25,029
	16,544,665	$55,594,290	19,210,537	$55,307,266

59

Notes to Financial Statements – continued

	Year ended 1/31/11		Year ended 1/31/10
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(74,513,998)	$(247,986,505)	(55,447,091)	$(153,720,450)
Class B	(5,898,366)	(19,824,808)	(10,189,357)	(28,591,984)
Class C	(5,911,024)	(19,786,778)	(4,734,529)	(13,827,068)
Class I	(8,742,814)	(29,114,619)	(25,964,933)	(68,364,346)
Class R1	(142,029)	(474,769)	(170,954)	(506,194)
Class R2	(556,918)	(1,872,787)	(620,978)	(1,739,112)
Class R3	(1,241,775)	(4,191,254)	(1,421,628)	(4,063,180)
Class R4	(9,546)	(31,634)	—	—
Class 529A	(67,394)	(230,653)	(58,344)	(157,127)
Class 529B	(12,773)	(44,053)	(18,299)	(47,924)
Class 529C	(45,553)	(151,174)	(22,044)	(62,446)
	(97,142,190)	$(323,709,034)	(98,648,157)	$(271,079,831)
Net change
Class A	(20,951,626)	$(68,349,775)	18,848,023	$56,085,064
Class B	(3,592,397)	(12,061,579)	(6,658,737)	(18,751,534)
Class C	406,564	1,514,582	6,750,877	19,225,567
Class I	22,647,073	76,569,030	12,553,547	30,061,631
Class R1	(44,997)	(149,713)	(7,551)	(40,587)
Class R2	(5,919)	(19,298)	230,083	724,594
Class R3	(365,800)	(1,259,458)	(256,603)	(784,204)
Class R4	44,457	147,954	27,703	66,890
Class 529A	81,770	273,824	31,227	100,963
Class 529B	16,425	54,758	23,402	67,670
Class 529C	67,956	232,612	53,164	158,612
	(1,696,494)	$(3,047,063)	31,595,135	$86,914,666

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 13%, 12%, and 6%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, and MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

60

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2011, the fund’s commitment fee and interest expense were $10,593 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,282,620	357,600,760	359,348,964	23,534,416

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$58,118	$23,534,416

(8)	Acquisitions

At close of business on July 24, 2009, the fund with net assets of $781,080,848, acquired all of the assets and liabilities of MFS Floating Rate High Income Fund. The purpose of the transaction was to provide shareholders of the MFS Floating Rate High Income Fund the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 24,291,334 shares of the fund (valued at $70,501,838) for all of the assets and liabilities of MFS Floating Rate High Income Fund. MFS Floating Rate High Income Fund then distributed the shares of the fund that MFS Floating Rate High Income Fund received from the fund to its shareholders. MFS Floating Rate High Income Fund’s net assets on that date were $70,501,838, including investments valued at $65,831,372 with a cost basis of $69,733,956. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Floating Rate High Income Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the portfolios comprising MFS Series Trust III) (the “Fund”) as of January 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2011

62

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

63

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

64

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

65

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not

66

Trustees and Officers – continued

elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo David Cole

67

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

68

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

69

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® High Yield Opportunities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/11

HYO-ANN

[PHOTO]

Robert J. Manning

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we move forward in 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

/s/ Robert J. Manning

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 21, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	6.1%
Energy — Independent	5.8%
Broadcasting	5.5%
Gaming & Lodging	4.9%
Telecommunications — Wireless	4.2%

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
AA	0.5%
A	0.6%
BBB	6.0%
BB	24.2%
B	41.4%
CCC	19.0%
CC	0.5%
C	0.2%
D (o)	0.0%
Other Fixed Income (NR)	0.8%
Non-Fixed Income (NR)	2.1%
Cash & Other	4.7%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	7.4 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2011, Class A shares of the MFS High Yield Opportunities Fund (the “fund”) provided a total return of 17.06%, at net asset value. This compares with a return of 16.19% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

Contributors to Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, security selection was a key contributor to the fund’s relative performance. Top individual contributors over the reporting period included the fund’s debt

4

Management Review – continued

holdings of television station holding company Newport Television LLC and television station operator Local TV Finance LLC.

The fund’s greater exposure to commercial mortgage-backed securities, which are not represented in the benchmark, also benefited relative returns as these securities turned in strong performance over the reporting period. Bond selection in the media sector also boosted relative results.

The fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative performance.

Detractors from Performance

During the reporting period, the fund’s security selection in the gaming and banking sectors held back relative performance.

Among individual securities, the fund’s holdings of publishing company American Media, power generation company Texas Competitive Electric Holdings, and resort operators Green Valley Ranch Gaming, LLC and Station Casinos were among the fund’s top relative detractors for the reporting period.

Respectfully,

John Addeo	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-Yr	Life (t)
A	7/01/98	17.06%	6.51%	7.39%	N/A
B	7/01/98	16.37%	5.79%	6.68%	N/A
C	7/01/98	16.22%	5.81%	6.68%	N/A
I	7/01/98	17.33%	6.81%	7.64%	N/A
W	6/02/08	17.43%	N/A	N/A	7.61%
R1	6/02/08	16.36%	N/A	N/A	6.66%
R2	6/02/08	16.94%	N/A	N/A	7.19%
R3	6/02/08	17.06%	N/A	N/A	7.44%
R4	6/02/08	17.35%	N/A	N/A	7.71%
Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		16.19%	9.04%	8.34%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		11.50%	5.47%	6.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		12.37%	5.51%	6.68%	N/A
C With CDSC (1% for 12 months) (x)		15.22%	5.81%	6.68%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2010 through January 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2010 through January 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/10	Ending Account Value 1/31/11	Expenses Paid During Period (p) 8/01/10-1/31/11
A	Actual	1.05%	$1,000.00	$1,092.44	$5.54
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,088.25	$9.47
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,088.51	$9.48
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,091.92	$4.22
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
W	Actual	0.90%	$1,000.00	$1,093.25	$4.75
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R1	Actual	1.80%	$1,000.00	$1,088.24	$9.47
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,090.93	$6.85
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,092.44	$5.54
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,092.02	$4.22
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.3%
Alliant Techsystems, Inc., 6.875%, 2020	$915,000	$944,737
BE Aerospace, Inc., 8.5%, 2018	1,205,000	1,313,450
Bombardier, Inc., 7.5%, 2018 (n)	2,510,000	2,729,625
Bombardier, Inc., 7.45%, 2034 (n)	315,000	303,188
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	3,562,000	2,609,165
Oshkosh Corp., 8.25%, 2017	950,000	1,042,625

		$8,942,790
Airlines - 0.1%
Continental Airlines, Inc., 6.748%, 2017	$162,222	$162,837
GOL Linhas Aereas Inteligentes S.A., 9.25%, 2020 (n)	519,000	555,330

		$718,167
Apparel Manufacturers - 0.6%
Hanesbrands, Inc., 8%, 2016	$1,210,000	$1,306,800
Hanesbrands, Inc., 6.375%, 2020 (n)	785,000	756,544
Phillips-Van Heusen Corp., 7.375%, 2020	1,500,000	1,603,123

		$3,666,467
Asset-Backed & Securitized - 2.3%
Anthracite Ltd., CDO, 6%, 2037 (z)	$1,500,000	$1,125,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.603%, 2038 (z)	1,136,457	147,739
ARCap REIT, Inc., CDO, “H”, FRN, 6.078%, 2045 (q)(z)	1,025,662	58,975
Babson Ltd., CLO, “D”, FRN, 1.803%, 2018 (n)	1,005,000	781,388
Banc of America Commercial Mortgage, Inc., FRN, 6.232%, 2018 (z)	3,830,049	2,040,670
Citigroup Commercial Mortgage Trust, FRN, 5.698%, 2017	2,500,000	1,281,917
Crest Ltd., CDO, 7%, 2040	1,046,577	52,329
Falcon Franchise Loan LLC, FRN, 3.247%, 2025 (i)(z)	1,300,825	100,033
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	1,137,271	1,103,153
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.745%, 2049	6,734,569	2,959,669
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.745%, 2049	2,453,353	1,285,816
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.745%, 2049	1,607,194	938,098
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	1,390,000	745,716

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.062%, 2030 (i)	$1,429,564	$31,793
Merrill Lynch Mortgage Trust, “B”, FRN, 5.826%, 2050	1,390,000	850,883
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.744%, 2050	725,000	662,733
Morgan Stanley Capital I, Inc., 1.42%, 2039 (i)(z)	3,119,782	77,994
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(e)(z)	1,775,000	533
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(e)(z)	3,250,000	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(e)(z)	1,813,000	181
Wachovia Bank Commercial Mortgage Trust, FRN, 5.693%, 2047	1,607,503	666,080
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	1,014,976	360,739

		$15,271,764
Automotive - 2.5%
Accuride Corp., 9.5%, 2018 (n)	$1,820,000	$2,020,200
Allison Transmission, Inc., 11%, 2015 (n)	1,460,000	1,598,700
Ford Motor Credit Co. LLC, 12%, 2015	7,501,000	9,510,563
General Motors Corp., 7.125%, 2013 (d)	2,981,000	1,058,255
Goodyear Tire & Rubber Co., 10.5%, 2016	1,585,000	1,798,975
UCI International, Inc., 8.625%, 2019 (z)	440,000	458,700

		$16,445,393
Basic Industry - 0.2%
Trimas Corp., 9.75%, 2017	$1,305,000	$1,438,764

Broadcasting - 4.8%
Allbritton Communications Co., 8%, 2018	$1,320,000	$1,371,150
Citadel Broadcasting Corp., 7.75%, 2018 (z)	295,000	314,175
Entravision Communications Corp., 8.75%, 2017	415,000	444,050
Gray Television, Inc., 10.5%, 2015	430,000	441,825
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,670,000	1,774,375
Intelsat Bermuda Ltd., 11.25%, 2017	700,000	785,750
Intelsat Jackson Holdings Ltd., 9.5%, 2016	5,050,000	5,365,625
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	1,095,000	1,119,638
Lamar Media Corp., 6.625%, 2015	1,115,000	1,141,481
Lamar Media Corp., “C”, 6.625%, 2015	420,000	428,925
LBI Media Holdings, Inc., 11%, 2013	2,925,000	2,778,750
LBI Media, Inc., 8.5%, 2017 (z)	1,420,000	1,194,575
Local TV Finance LLC, 9.25%, 2015 (p)(z)	2,120,037	1,976,935
Newport Television LLC, 13%, 2017 (n)(p)	1,186,514	1,052,784
Nexstar Broadcasting, Inc., 7%, 2014	811,000	792,753
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)	2,468,998	2,404,187

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Salem Communications Corp., 9.625%, 2016		$218,000	$236,529
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		1,610,000	1,775,025
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		290,000	300,149
SIRIUS XM Radio, Inc., 13%, 2013 (z)		945,000	1,124,550
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		1,380,000	1,507,650
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)		1,055,000	1,094,563
Univision Communications, Inc., 12%, 2014 (n)		565,000	616,556
Univision Communications, Inc., 10.5%, 2015 (n)(p)		1,196,024	1,255,526
Univision Communications, Inc., 7.875%, 2020 (n)		730,000	779,275
Young Broadcasting, Inc., 8.75%, 2014 (d)		4,595,000	0

			$32,076,801
Brokerage & Asset Managers - 1.1%
E*TRADE Financial Corp., 7.875%, 2015		$1,970,000	$1,970,000
E*TRADE Financial Corp., 12.5%, 2017		2,375,000	2,823,281
Janus Capital Group, Inc., 6.95%, 2017		2,075,000	2,192,428

			$6,985,709
Building - 1.4%
Building Materials Holding Corp., 6.875%, 2018 (n)		$1,150,000	$1,167,250
Building Materials Holding Corp., 7%, 2020 (n)		590,000	619,500
CEMEX Finance LLC, 9.5%, 2016 (n)		601,000	615,274
CEMEX Finance LLC, 9.625%, 2017 (n)	EUR	835,000	1,188,970
CEMEX S.A.B. de C.V., 9%, 2018 (z)		$128,000	131,200
Nortek, Inc., 11%, 2013		2,635,666	2,810,279
Nortek, Inc., 10%, 2018 (n)		845,000	887,250
Ply Gem Industries, Inc., 11.75%, 2013		358,000	382,613
Ply Gem Industries, Inc., 13.125%, 2014		1,065,000	1,160,850

			$8,963,186
Business Services - 1.7%
First Data Corp., 9.875%, 2015		$2,375,000	$2,369,062
Interactive Data Corp., 10.25%, 2018 (n)		2,335,000	2,586,013
Iron Mountain, Inc., 6.625%, 2016		1,420,000	1,425,325
SunGard Data Systems, Inc., 10.25%, 2015		3,428,000	3,612,255
SunGard Data Systems, Inc., 7.375%, 2018 (n)		735,000	749,700
SunGard Data Systems, Inc., 7.625%, 2020 (n)		440,000	454,300

			$11,196,655
Cable TV - 3.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)		$435,000	$454,574
Cablevision Systems Corp., 8.625%, 2017		1,930,000	2,156,775
CCH II LLC, 13.5%, 2016		2,785,000	3,369,850

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
CCO Holdings LLC, 7.875%, 2018	$395,000	$415,738
CCO Holdings LLC, 8.125%, 2020	1,015,000	1,080,975
Cequel Communications Holdings, 8.625%, 2017 (z)	1,325,000	1,386,281
Charter Communications Operating LLC, 10.875%, 2014 (n)	870,000	978,750
CSC Holdings LLC, 8.5%, 2014	540,000	603,450
CSC Holdings LLC, 8.5%, 2015	1,800,000	1,971,000
Insight Communications Co., Inc., 9.375%, 2018 (n)	1,465,000	1,600,513
Mediacom LLC, 9.125%, 2019	2,295,000	2,369,588
Myriad International Holdings B.V., 6.375%, 2017 (n)	864,000	900,720
ONO Finance ll PLC, 10.875%, 2019 (z)	550,000	570,625
Videotron LTEE, 6.875%, 2014	835,000	846,481
Virgin Media Finance PLC, 9.125%, 2016	3,244,000	3,454,860
Virgin Media Finance PLC, 9.5%, 2016	700,000	795,375

		$22,955,555
Chemicals - 3.8%
Ashland, Inc., 9.125%, 2017	$1,345,000	$1,565,244
Braskem S.A., 7%, 2020 (n)	1,405,000	1,447,150
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	1,005,000	1,047,713
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 8.875%, 2018	1,825,000	1,966,438
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	445,000	475,038
Huntsman International LLC, 8.625%, 2021 (n)	2,335,000	2,568,500
Lumena Resources Corp., 12%, 2014 (n)	512,000	483,200
Lyondell Chemical Co., 8%, 2017 (n)	734,000	819,328
Lyondell Chemical Co., 11%, 2018	5,427,369	6,187,201
Momentive Performance Materials, Inc., 12.5%, 2014	1,747,000	1,952,273
Momentive Performance Materials, Inc., 11.5%, 2016	3,155,000	3,415,287
Momentive Performance Materials, Inc., 9%, 2021 (n)	880,000	937,200
Polypore International, Inc., 7.5%, 2017 (z)	295,000	305,325
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	228,000	231,437
Solutia, Inc., 7.875%, 2020	1,355,000	1,470,175

		$24,871,509
Computer Software - 0.2%
Syniverse Holdings, Inc., 9.125%, 2019 (z)	$1,080,000	$1,150,200

Computer Software - Systems - 0.3%
DuPont Fabros Technology, Inc., 8.5%, 2017	$1,825,000	$1,975,563

Conglomerates - 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$2,325,000	$2,464,500
Pinafore LLC, 9%, 2018 (n)	1,415,000	1,561,806

		$4,026,306

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Construction - 0.1%
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)	$465,000	$520,219
Corporacion GEO S.A.B. de C.V., 9.25%, 2020 (n)	263,000	296,861

		$817,080
Consumer Products - 1.3%
ACCO Brands Corp., 10.625%, 2015	$180,000	$203,400
ACCO Brands Corp., 7.625%, 2015	610,000	617,625
Central Garden & Pet Co., 8.25%, 2018	915,000	942,450
Easton-Bell Sports, Inc., 9.75%, 2016	1,145,000	1,273,813
Elizabeth Arden, Inc., 7.375%, 2021 (z)	1,000,000	1,022,500
Jarden Corp., 7.5%, 2017	1,490,000	1,568,225
Libbey Glass, Inc., 10%, 2015	1,090,000	1,178,563
NBTY, Inc., 9%, 2018 (n)	220,000	237,050
Scotts Miracle-Gro Co., 6.625%, 2020 (n)	290,000	292,175
Visant Corp., 10%, 2017	1,450,000	1,537,000

		$8,872,801
Consumer Services - 1.2%
KAR Holdings, Inc., 10%, 2015	$578,000	$612,680
KAR Holdings, Inc., FRN, 4.287%, 2014	815,000	786,475
Realogy Corp., 10.5%, 2014	725,000	752,188
Service Corp. International, 7%, 2017	2,870,000	3,024,263
Service Corp. International, 7%, 2019	750,000	770,625
Ticketmaster Entertainment, Inc., 10.75%, 2016	1,885,000	2,068,788

		$8,015,019
Containers - 1.5%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$3,720,000	$3,850,200
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	290,000	308,488
Greif, Inc., 6.75%, 2017	685,000	722,675
Owens-Illinois, Inc., 7.375%, 2016	1,285,000	1,397,438
Packaging Dynamics Corp., 8.75%, 2016 (z)	220,000	224,125
Reynolds Group, 7.75%, 2016 (n)	600,000	633,000
Reynolds Group, 7.125%, 2019 (n)	890,000	918,924
Reynolds Group, 9%, 2019 (z)	1,105,000	1,160,250
Reynolds Group, 8.25%, 2021 (z)	730,000	736,388

		$9,951,488
Defense Electronics - 0.2%
ManTech International Corp., 7.25%, 2018	$265,000	$274,275
MOOG, Inc., 7.25%, 2018	710,000	747,275

		$1,021,550

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 1.0%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$680,000	$770,100
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	2,830,000	3,134,225
NXP B.V., 7.875%, 2014	1,345,000	1,400,481
NXP B.V., 9.75%, 2018 (n)	884,000	1,000,025

		$6,304,831
Emerging Market Quasi-Sovereign - 2.7%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$915,000	$863,334
Development Bank of Kazakhstan, 5.5%, 2015 (n)	2,054,000	2,100,215
Ecopetrol S.A., 7.625%, 2019	547,000	633,153
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	189,000	187,602
Gaz Capital S.A., 8.125%, 2014 (n)	1,344,000	1,512,000
Gaz Capital S.A., 5.092%, 2015 (n)	297,000	299,970
Gaz Capital S.A., 9.25%, 2019	624,000	764,400
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	914,000	1,092,230
KazMunaiGaz Finance B.V., 6.375%, 2021 (n)	204,000	204,510
Majapahit Holding B.V., 7.75%, 2016 (n)	309,000	349,170
Majapahit Holding B.V., 7.25%, 2017 (n)	723,000	802,530
Majapahit Holding B.V., 8%, 2019 (n)	112,000	126,560
Majapahit Holding B.V., 7.75%, 2020 (n)	1,154,000	1,293,923
Novatek Finance Ltd., 5.326%, 2016 (z)	215,000	215,476
Novatek Finance Ltd., 6.604%, 2021 (z)	218,000	218,379
Petrobras International Finance Co., 6.75%, 2041	245,000	247,046
Petroleos de Venezuela S.A., 5.25%, 2017	3,298,000	1,868,317
Provence of Buenos Aires, 11.75%, 2015 (n)	1,617,000	1,697,850
Qtel International Finance Ltd., 7.875%, 2019 (n)	171,000	203,445
SCF Capital Ltd., 5.375%, 2017 (n)	639,000	615,836
VEB Finance Ltd., 6.902%, 2020 (n)	1,206,000	1,252,733
VTB Capital S.A., 6.465%, 2015 (n)	221,000	231,774
VTB Capital S.A., 6.551%, 2020 (n)	1,123,000	1,110,366

		$17,890,819
Emerging Market Sovereign - 1.1%
Dominican Republic, 7.5%, 2021 (n)	$790,000	$831,475
Government of Ukraine, 6.875%, 2015 (n)	240,000	243,600
Government of Ukraine, 7.75%, 2020 (n)	166,000	168,490
Republic of Argentina, 8.75%, 2017	1,394,000	1,394,000
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	2,094,000	905,654
Republic of Argentina, FRN, 0.677%, 2012	1,063,950	1,008,625
Republic of Sri Lanka, 6.25%, 2020 (n)	102,000	101,490
Republic of Uruguay, 8%, 2022	1,166,000	1,445,840

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - continued
Republic of Venezuela, 7%, 2018	$824,000	$547,959
Republic of Venezuela, 9.25%, 2027	797,000	583,403

		$7,230,536
Energy - Independent - 5.7%
Atlas Energy Operating Co. LLC, 12.125%, 2017	$730,000	$932,574
Berry Petroleum Co., 10.25%, 2014	880,000	1,014,200
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	1,720,000	1,806,000
Chesapeake Energy Corp., 6.875%, 2020	1,140,000	1,204,125
Concho Resources, Inc., 8.625%, 2017	345,000	379,500
Denbury Resources, Inc., 8.25%, 2020	1,460,000	1,607,825
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (n)	1,690,000	1,799,850
EXCO Resources, Inc., 7.5%, 2018	1,100,000	1,100,000
Harvest Operations Corp., 6.875%, 2017 (n)	1,535,000	1,582,969
Hilcorp Energy I LP, 9%, 2016 (n)	2,125,000	2,241,875
Laredo Petroleum, Inc., 9.5%, 2019 (z)	440,000	458,700
Linn Energy LLC, 8.625%, 2020 (n)	425,000	465,375
Linn Energy LLC, 7.75%, 2021 (n)	1,188,000	1,241,460
Newfield Exploration Co., 6.625%, 2016	1,230,000	1,273,050
OPTI Canada, Inc., 9.75%, 2013 (n)	1,140,000	1,114,350
OPTI Canada, Inc., 8.25%, 2014	3,705,000	2,223,000
Penn Virginia Corp., 10.375%, 2016	1,650,000	1,856,250
Pioneer Natural Resources Co., 6.875%, 2018	1,340,000	1,442,097
Pioneer Natural Resources Co., 7.5%, 2020	1,465,000	1,622,895
Plains Exploration & Production Co., 7%, 2017	3,225,000	3,370,125
QEP Resources, Inc., 6.875%, 2021	1,585,000	1,656,325
Quicksilver Resources, Inc., 8.25%, 2015	1,170,000	1,222,650
Quicksilver Resources, Inc., 9.125%, 2019	1,655,000	1,803,950
Range Resources Corp., 8%, 2019	580,000	638,000
SandRidge Energy, Inc., 8%, 2018 (n)	3,195,000	3,282,863
SM Energy Co., 6.625%, 2019 (z)	220,000	222,200

		$37,562,208
Energy - Integrated - 0.5%
CCL Finance Ltd., 9.5%, 2014	$459,000	$527,276
CCL Finance Ltd., 9.5%, 2014 (n)	1,580,000	1,815,025
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	975,000	1,100,531

		$3,442,832
Entertainment - 0.7%
AMC Entertainment, Inc., 8.75%, 2019	$2,000,000	$2,145,000
AMC Entertainment, Inc., 9.75%, 2020 (z)	885,000	951,375

17

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Entertainment - continued
Cinemark USA, Inc., 8.625%, 2019		$1,000,000	$1,082,500
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)		710,000	756,150

			$4,935,025
Financial Institutions - 4.5%
American General Finance Corp., 5.375%, 2012		$705,000	$680,325
American General Finance Corp., 6.9%, 2017		2,470,000	2,148,900
CIT Group, Inc., 7%, 2014		2,250,000	2,292,188
CIT Group, Inc., 7%, 2016		2,410,000	2,434,100
CIT Group, Inc., 7%, 2017		7,690,000	7,757,288
Credit Acceptance Corp., 9.125%, 2017 (z)		805,000	865,375
General Electric Capital Corp., 6.375% to 2017, FRN to 2067		1,657,000	1,673,570
GMAC, Inc., 8%, 2031		970,000	1,096,100
International Lease Finance Corp., 8.75%, 2017 (n)		3,005,000	3,365,600
International Lease Finance Corp., 7.125%, 2018 (n)		1,969,000	2,121,597
International Lease Finance Corp., 8.25%, 2020		435,000	474,150
Nationstar Mortgage LLC, 10.875%, 2015 (z)		1,945,000	1,954,725
SLM Corp., 8%, 2020		2,740,000	2,856,450

			$29,720,368
Food & Beverages - 1.4%
ARAMARK Corp., 8.5%, 2015		$1,070,000	$1,115,475
B&G Foods, Inc., 7.625%, 2018		930,000	985,800
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		453,000	486,975
Constellation Brands, Inc., 7.25%, 2016		675,000	718,031
Del Monte Foods Co., 6.75%, 2015		2,180,000	2,229,050
Pinnacle Foods Finance LLC, 9.25%, 2015		2,555,000	2,669,975
TreeHouse Foods, Inc., 7.75%, 2018		1,190,000	1,283,713

			$9,489,019
Forest & Paper Products - 1.9%
Boise, Inc., 8%, 2020		$1,325,000	$1,434,313
Cascades, Inc., 7.75%, 2017		875,000	910,000
Georgia-Pacific Corp., 7.125%, 2017 (n)		835,000	889,275
Georgia-Pacific Corp., 8%, 2024		1,040,000	1,198,600
Georgia-Pacific Corp., 7.25%, 2028		405,000	426,263
Graphic Packaging Holding Co., 7.875%, 2018		1,005,000	1,065,300
JSG Funding PLC, 7.75%, 2015		1,365,000	1,388,888
Millar Western Forest Products Ltd., 7.75%, 2013		2,785,000	2,736,263
Sappi Papier Holding GmbH, 6.75%, 2012 (n)		705,000	724,409
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	900,000	1,309,250
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$362,000	381,458

			$12,464,019

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 4.6%
Firekeepers Development Authority, 13.875%, 2015 (n)	$2,355,000	$2,802,450
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)	3,510,000	13,163
Gaylord Entertainment Co., 6.75%, 2014	2,195,000	2,219,693
GWR Operating Partnership LLP, 10.875%, 2017	1,370,000	1,438,500
Harrah’s Operating Co., Inc., 11.25%, 2017	3,520,000	3,995,200
Harrah’s Operating Co., Inc., 10%, 2018	3,326,000	3,018,345
Harrah’s Operating Co., Inc., 10%, 2018	679,000	616,193
Host Hotels & Resorts, Inc., 9%, 2017	3,450,000	3,864,000
MGM Mirage, 10.375%, 2014	260,000	294,450
MGM Mirage, 11.125%, 2017	640,000	739,200
MGM Mirage, 9%, 2020 (n)	1,185,000	1,309,425
MGM Resorts International, 11.375%, 2018	3,040,000	3,397,200
MTR Gaming Group, Inc., 9%, 2012	970,000	892,400
Penn National Gaming, Inc., 8.75%, 2019	1,340,000	1,477,349
Royal Caribbean Cruises Ltd., 11.875%, 2015	1,010,000	1,262,500
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	600,000	645,000
Station Casinos, Inc., 6.5%, 2014 (d)	3,810,000	381
Station Casinos, Inc., 6.875%, 2016 (d)	6,275,000	628
Station Casinos, Inc., 7.75%, 2016 (d)	821,000	82
Wyndham Worldwide Corp., 7.375%, 2020	1,440,000	1,573,783
Wynn Las Vegas LLC, 7.75%, 2020	680,000	720,800

		$30,280,742
Industrial - 0.9%
Altra Holdings, Inc., 8.125%, 2016	$900,000	$945,000
Diversey, Inc., 8.25%, 2019	910,000	985,075
Great Lakes Dredge & Dock Corp., 7.75%, 2013	1,080,000	1,098,900
Great Lakes Dredge & Dock Corp., 7.375%, 2019 (z)	290,000	292,900
Hillman Group, Inc., 10.875%, 2018	810,000	883,913
Mueller Water Products, Inc., 7.375%, 2017	1,575,000	1,529,719
Mueller Water Products, Inc., 8.75%, 2020	434,000	481,740

		$6,217,247
Insurance - 1.4%
American International Group, Inc., 8.175% to 2038, FRN to 2058	$3,250,000	$3,623,750
ING Groep N.V., 5.775% to 2015, FRN to 2049	3,725,000	3,240,750
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	2,000,000	2,400,000

		$9,264,500

19

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - 1.8%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		$3,045,000	$3,912,825
USI Holdings Corp., 9.75%, 2015 (z)		4,015,000	4,115,375
XL Group PLC, 6.5% to 2017, FRN to 2049		4,475,000	4,044,505

			$12,072,705
International Market Sovereign - 0.2%
Republic of Ireland, 5.4%, 2025	EUR	1,500,000	$1,459,992

Machinery & Tools - 0.9%
Case Corp., 7.25%, 2016		$670,000	$726,950
Case New Holland, Inc., 7.875%, 2017 (n)		2,955,000	3,283,743
Rental Service Corp., 9.5%, 2014		1,095,000	1,149,750
RSC Equipment Rental, Inc., 8.25%, 2021 (z)		715,000	731,088

			$5,891,531
Major Banks - 1.8%
Bank of America Corp., 8% to 2018, FRN to 2059		$4,215,000	$4,369,564
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		2,220,000	2,392,783
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)		825,000	664,125
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		5,065,000	4,406,550

			$11,833,022
Medical & Health Technology & Services - 6.0%
Biomet, Inc., 10%, 2017		$1,000,000	$1,117,500
Biomet, Inc., 11.125%, 2017 (p)		700,000	784,000
Biomet, Inc., 11.625%, 2017		3,365,000	3,802,450
Community Health Systems, Inc., 8.875%, 2015		2,820,000	2,978,625
Cooper Cos., Inc., 7.125%, 2015		320,000	331,200
Davita, Inc., 6.375%, 2018		1,470,000	1,481,025
Davita, Inc., 6.625%, 2020		750,000	761,250
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		1,265,000	1,453,169
HCA, Inc., 9%, 2014		4,680,000	4,937,400
HCA, Inc., 9.25%, 2016		3,425,000	3,686,156
HCA, Inc., 8.5%, 2019		1,085,000	1,209,775
HealthSouth Corp., 8.125%, 2020		2,525,000	2,733,313
Surgical Care Affiliates, Inc., 10%, 2017 (n)		2,815,000	2,906,488
Tenet Healthcare Corp., 9.25%, 2015		2,160,000	2,349,000
Tenet Healthcare Corp., 8%, 2020		545,000	555,900
United Surgical Partners International, Inc., 8.875%, 2017		765,000	801,338
United Surgical Partners International, Inc., 10%, 2017 (p)		995,000	1,047,238
Universal Hospital Services, Inc., 8.5%, 2015 (p)		1,955,000	2,035,644
Universal Hospital Services, Inc., FRN, 3.834%, 2015		590,000	556,075

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Vanguard Health Systems, Inc., 8%, 2018	$1,470,000	$1,510,425
VWR Funding, Inc., 10.25%, 2015 (p)	2,529,719	2,665,691

		$39,703,662
Metals & Mining - 1.8%
Arch Coal, Inc., 7.25%, 2020	$680,000	$715,700
Arch Western Finance LLC, 6.75%, 2013	570,000	575,700
Berau Capital Resources, 12.5%, 2015 (n)	1,224,000	1,416,780
Bumi Investment Pte Ltd., 10.75%, 2017 (n)	167,000	183,700
Cloud Peak Energy, Inc., 8.25%, 2017	1,300,000	1,415,375
Cloud Peak Energy, Inc., 8.5%, 2019	1,495,000	1,666,925
CONSOL Energy, Inc., 8%, 2017 (n)	990,000	1,074,150
CONSOL Energy, Inc., 8.25%, 2020 (n)	660,000	721,050
Novelis, Inc., 8.375%, 2017 (n)	855,000	921,263
Novelis, Inc., 8.75%, 2020 (n)	435,000	472,519
Peabody Energy Corp., 5.875%, 2016	10,000	10,100
Peabody Energy Corp., 7.375%, 2016	840,000	940,800
Rearden G Holdings Eins GmbH, 7.875%, 2020 (n)	615,000	647,288
Southern Copper Corp., 5.375%, 2020	101,000	102,863
Southern Copper Corp., 6.75%, 2040	326,000	332,211
U.S. Steel Corp., 7.375%, 2020	770,000	798,875

		$11,995,299
Municipals - 0.3%
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “D”, 5%, 2039	$1,525,000	$1,473,347
State of California, 5.5%, 2040	855,000	809,942

		$2,283,289
Natural Gas - Distribution - 0.4%
AmeriGas Partners LP, 7.125%, 2016	$1,115,000	$1,162,388
Ferrellgas Partners LP, 8.625%, 2020	1,345,000	1,462,688

		$2,625,076
Natural Gas - Pipeline - 1.9%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,770,000	$1,831,950
Atlas Pipeline Partners LP, 8.75%, 2018	1,655,000	1,746,025
Crosstex Energy, Inc., 8.875%, 2018	1,485,000	1,607,513
El Paso Corp., 7%, 2017	1,370,000	1,476,722
El Paso Corp., 7.75%, 2032	670,000	678,650
Energy Transfer Equity LP, 7.5%, 2020	2,425,000	2,591,719
Enterprise Products Partners LP, FRN, 8.375%, 2066	870,000	939,600
Enterprise Products Partners LP, FRN, 7.034%, 2068	544,000	567,120

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
MarkWest Energy Partners LP, 8.75%, 2018	$300,000	$327,750
Targa Resources Partners LP, 6.875%, 2021 (z)	610,000	610,000

		$12,377,049
Network & Telecom - 2.0%
Axtel S.A.B. de C.V., 9%, 2019 (n)	$699,000	$686,768
CenturyLink, Inc., 7.6%, 2039	465,000	483,029
Cincinnati Bell, Inc., 8.25%, 2017	405,000	409,050
Cincinnati Bell, Inc., 8.75%, 2018	3,305,000	3,164,538
Citizens Communications Co., 9%, 2031	540,000	572,400
Frontier Communications Corp., 8.5%, 2020	1,395,000	1,572,863
Qwest Communications International, Inc., 8%, 2015	605,000	654,913
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,320,000	1,425,600
Windstream Corp., 8.625%, 2016	3,100,000	3,286,000
Windstream Corp., 8.125%, 2018	305,000	324,063
Windstream Corp., 7.75%, 2020	880,000	908,600

		$13,487,824
Oil Services - 1.3%
Afren PLC, 11.5%, 2016 (z)	$200,000	$198,616
Edgen Murray Corp., 12.25%, 2015	835,000	755,675
Expro Finance Luxembourg, 8.5%, 2016 (n)	2,525,000	2,487,125
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	2,025,000	2,007,281
Pioneer Drilling Co., 9.875%, 2018	1,815,000	1,962,469
Trinidad Drilling Ltd., 7.875%, 2019 (n)	900,000	931,500

		$8,342,666
Oils - 0.7%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$2,229,000	$2,220,084
Petroplus Holdings AG, 9.375%, 2019 (n)	2,160,000	2,106,000

		$4,326,084
Other Banks & Diversified Financials - 2.2%
Banco Cruzeiro do Sul S.A., 8.25%, 2016 (z)	$766,000	$762,865
Banco PanAmericano S.A., 8.5%, 2020 (n)	421,000	407,317
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	1,137,000	1,162,887
Capital One Financial Corp., 10.25%, 2039	1,665,000	1,800,281
Citigroup Capital XXI, 8.3% to 2037, FRN to 2077	4,305,000	4,493,344
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	985,000	1,087,844
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	2,115,000	1,977,525
Santander UK PLC, 8.963% to 2030, FRN to 2049	2,894,000	3,111,050

		$14,803,113

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$1,145,000	$1,179,350
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	145,000	149,531

		$1,328,881
Pollution Control - 0.0%
Casella Waste Systems, Inc., 7.75%, 2019 (z)	$290,000	$296,525

Precious Metals & Minerals - 0.1%
ALROSA Finance S.A., 7.75%, 2020 (n)	$322,000	$339,308

Printing & Publishing - 0.7%
American Media, Inc., 13.5%, 2018 (z)	$274,005	$282,225
McClatchy Co., 11.5%, 2017	425,000	479,188
Morris Publishing Group LLC, 10%, 2014	767,301	744,282
Nielsen Finance LLC, 11.5%, 2016	656,000	765,060
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	1,456,000	1,530,620
Nielsen Finance LLC, 7.75%, 2018 (n)	740,000	793,650

		$4,595,025
Railroad & Shipping - 0.1%
Kansas City Southern Railway, 8%, 2015	$750,000	$810,000

Real Estate - 0.4%
CB Richard Ellis Group, Inc., 11.625%, 2017	$1,205,000	$1,397,800
Developers Diversified Realty Corp., REIT, 7.875%, 2020	680,000	786,075
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	765,000	803,250

		$2,987,125
Restaurants - 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$725,000	$739,500

Retailers - 2.4%
Express LLC/Express Finance Corp., 8.75%, 2018	$820,000	$875,349
General Nutrition Centers, Inc., FRN, 5.75%, 2014 (p)	2,345,000	2,328,878
Limited Brands, Inc., 6.9%, 2017	945,000	1,006,425
Limited Brands, Inc., 6.95%, 2033	540,000	496,800
Neiman Marcus Group, Inc., 10.375%, 2015	2,890,000	3,056,174
QVC, Inc., 7.375%, 2020 (n)	1,560,000	1,638,000
Rent-A-Center, Inc., 6.625%, 2020	300,000	295,500
Sally Beauty Holdings, Inc., 10.5%, 2016	1,590,000	1,756,950
Toys “R” Us Property Co. II LLC, 8.5%, 2017	2,260,000	2,463,400
Toys “R” Us, Inc., 10.75%, 2017	1,460,000	1,675,350

		$15,592,826

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Specialty Stores - 0.9%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$1,000,000	$1,055,000
Michaels Stores, Inc., 11.375%, 2016	1,660,000	1,817,700
Michaels Stores, Inc., 7.75%, 2018 (n)	1,175,000	1,210,250
Payless ShoeSource, Inc., 8.25%, 2013	1,808,000	1,837,379

		$5,920,329
Telecommunications - Wireless - 4.1%
Clearwire Corp., 12%, 2015 (n)	$3,895,000	$4,245,550
Cricket Communications, Inc., 7.75%, 2016	1,000,000	1,052,500
Crown Castle International Corp., 9%, 2015	855,000	953,325
Crown Castle International Corp., 7.125%, 2019	590,000	626,875
Digicel Group Ltd., 12%, 2014 (n)	362,000	422,183
Digicel Group Ltd., 8.25%, 2017 (n)	1,564,000	1,628,515
Digicel Group Ltd., 10.5%, 2018 (n)	610,000	679,388
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	167,000	174,724
MetroPCS Wireless, Inc., 7.875%, 2018	1,615,000	1,687,675
Net Servicos de Comunicacao S.A., 7.5%, 2020	722,000	815,860
Nextel Communications, Inc., 7.375%, 2015	1,430,000	1,440,724
NII Holdings, Inc., 10%, 2016	1,200,000	1,344,000
NII Holdings, Inc., 8.875%, 2019	785,000	863,500
SBA Communications Corp., 8.25%, 2019	875,000	964,688
Sprint Capital Corp., 6.875%, 2028	670,000	599,650
Sprint Nextel Corp., 8.375%, 2017	3,215,000	3,512,388
Sprint Nextel Corp., 8.75%, 2032	1,170,000	1,218,263
Telemovil Finance Co. Ltd., 8%, 2017 (n)	112,000	116,480
VimpelCom Ltd., 7.748%, 2021 (z)	211,000	210,785
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	2,625,000	2,992,500
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	1,470,000	1,521,449

		$27,071,022
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (z)	$715,000	$738,238
Frontier Communications Corp., 8.125%, 2018	1,480,000	1,666,849

		$2,405,087
Transportation - Services - 1.8%
Aguila American Resources Ltd., 7.875%, 2018 (z)	$910,000	$928,200
American Petroleum Tankers LLC, 10.25%, 2015 (n)	1,000,000	1,041,250
Commercial Barge Line Co., 12.5%, 2017	2,175,000	2,523,000
Hertz Corp., 8.875%, 2014	856,000	878,470
Hertz Corp., 7.5%, 2018 (n)	1,045,000	1,105,087
Hertz Corp., 7.375%, 2021 (n)	1,400,000	1,456,000

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - continued
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	$745,000	$752,450
Navios Maritime Holdings, Inc., 8.875%, 2017	765,000	826,200
Swift Services Holdings, Inc., 10%, 2018 (z)	2,270,000	2,454,438

		$11,965,095
Utilities - Electric Power - 3.9%
AES Corp., 8%, 2017	$1,940,000	$2,100,050
Calpine Corp., 8%, 2016 (n)	1,260,000	1,351,350
Calpine Corp., 7.875%, 2020 (n)	2,310,000	2,419,724
Colbun S.A., 6%, 2020 (n)	403,000	416,239
Covanta Holding Corp., 7.25%, 2020	1,200,000	1,233,662
Dynegy Holdings, Inc., 7.75%, 2019	2,965,000	2,127,387
Edison Mission Energy, 7%, 2017	3,065,000	2,513,300
Energy Future Holdings Corp., 10%, 2020 (n)	3,035,000	3,211,349
Energy Future Holdings Corp., 10%, 2020	5,075,000	5,382,570
Genon Escrow Corp., 9.875%, 2020 (n)	2,455,000	2,571,613
NGC Corp. Capital Trust, 8.316%, 2027	1,975,000	948,000
Texas Competitive Electric Holdings LLC, 10.25%, 2015	2,435,000	1,497,525

		$25,772,769
Total Bonds (Identified Cost, $601,351,821)		$605,189,717

Floating Rate Loans (g)(r) - 0.6%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$916,528	$918,361

Broadcasting - 0.2%
Gray Television, Inc., Term Loan B, 3.77%, 2014	$520,888	$515,310
Local TV Finance LLC, Term Loan B, 2.31%, 2013	116,646	112,465
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	648,497	650,119

		$1,277,894
Building - 0.0%
Goodman Global, Inc., Second Lien Term Loan, 9%, 2017	$100,907	$104,211

Consumer Services - 0.1%
Realogy Corp., Letter of Credit B, 3.28%, 2013	$74,283	$71,882
Realogy Corp., Term Loan B, 3.28%, 2013	626,825	606,566

		$678,448
Financial Institutions - 0.0%
American General Finance Corp., Term Loan, 7.25%, 2015	$253,118	$256,563

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Gaming & Lodging - 0.2%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$5,131,694	$81,250
MGM Mirage, Inc., Term Loan E, 7%, 2014 (o)	1,037,342	1,017,244

		$1,098,494
Total Floating Rate Loans (Identified Cost, $7,524,044)		$4,333,971

Common Stocks - 0.5%
Automotive - 0.1%
Accuride Corp. (a)	34,663	$518,558
Oxford Automotive, Inc. (a)	29	0

		$518,558
Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (a)	291	$698,400

Construction - 0.0%
Nortek, Inc. (a)	1,468	$56,151

Containers - 0.1%
Owens-Illinois, Inc. (a)	12,400	$365,676

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,646

Gaming & Lodging - 0.0%
Ameristar Casinos, Inc.	15,300	$235,007

Printing & Publishing - 0.2%
American Media, Inc. (a)	70,215	$1,001,967
Quad/Graphics, Inc. (a)	3,067	136,359

		$1,138,326
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	2,422	$136,842
Total Common Stocks (Identified Cost, $6,630,662)		$3,152,606

Convertible Preferred Stocks - 0.2%
Automotive - 0.2%
General Motors Co., 4.75% (Identified Cost, $1,434,000)	$28,680	$1,557,611

26

Portfolio of Investments – continued

Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)

Other Banks & Diversified Financials - 0.1%
Citigroup Capital XIII, 7.875% (Identified Cost, $310,000)	12,400	$331,452

	Strike Price	First Exercise
Warrants - 0.3%
Broadcasting - 0.3%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $1,504,593) (a)	$0.01	7/14/10	789	$1,893,600

Issuer/Expiration Date/Strike Price	Number of Contracts

Call Options Purchased - 0.1%
S&P 500 Index - June 2011 @ $1,350 (Premiums Paid, $528,551)	197	$403,850

Issuer	Shares/Par
Money Market Funds (v) - 4.3%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	28,564,492	$28,564,492
Total Investments (Identified Cost, $647,848,163)		$645,427,299

Other Assets, Less Liabilities - 2.4%		15,920,136
Net Assets - 100.0%		$661,347,435

(a)	Non-income producing security.
(d)	Non-income producing security – in default.
(e)	The rate shown represents a current effective yield, not a coupon rate.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $167,320,931, representing 25.3% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

27

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	1/12/10	$885,000	$951,375
Afren PLC, 11.5%, 2016	1/27/11	198,154	198,616
Aguila American Resources Ltd., 7.875%, 2018	1/24/11-1/25/11	927,854	928,200
American Media, Inc., 13.5%, 2018	12/28/10	278,355	282,225
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,348,430	1,125,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.603%, 2038	12/20/05	1,136,457	147,739
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045	7/21/04	899,251	58,975
Banc of America Commercial Mortgage, Inc., FRN, 6.232%, 2018	6/19/08	2,825,537	2,040,670
Banco Cruzeiro do Sul S.A., 8.25%, 2016	1/12/11	762,172	762,865
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	435,000	454,574
CEMEX S.A.B. de C.V., 9%, 2018	1/04/11	127,191	131,200
Casella Waste Systems, Inc., 7.75%, 2019	1/26/11	290,000	296,525
Cequel Communications Holdings, 8.625%, 2017	1/13/11-1/21/11	1,375,153	1,386,281
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	295,000	314,175
Cogent Communications Group, Inc., 8.375%, 2018	1/11/11	715,000	738,238
Credit Acceptance Corp., 9.125%, 2017	1/25/10	786,970	865,375
Elizabeth Arden, Inc., 7.375%, 2021	1/13/11-1/21/11	1,016,889	1,022,500
Falcon Franchise Loan LLC, FRN, 3.247%, 2025	1/29/03	117,788	100,033
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	1,103,165	1,103,153
Great Lakes Dredge & Dock Corp., 7.375%, 2019	1/25/11	290,000	292,900
LBI Media, Inc., 8.5%, 2017	7/18/07	1,402,642	1,194,575
Laredo Petroleum, Inc., 9.5%, 2019	1/12/11	440,000	458,700
Local TV Finance LLC, 9.25%, 2015	11/13/07-12/15/10	2,086,126	1,976,935
Morgan Stanley Capital I, Inc., 1.42%, 2039	7/20/04	81,470	77,994
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	732,122	756,150
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	1,822,205	1,954,725
Novatek Finance Ltd., 5.326%, 2016	1/27/11	215,000	215,476
Novatek Finance Ltd., 6.604%, 2021	1/27/11	218,000	218,379
ONO Finance ll PLC, 10.875%, 2019	1/21/11	550,000	570,625
Packaging Dynamics Corp., 8.75%, 2016	1/25/11	220,000	224,125
Polypore International, Inc., 7.5%, 2017	11/10/10	295,000	305,325

28

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Value
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	$1,376,758	$533
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	10/08/04-1/25/05	2,573,173	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	1,419,521	181
RSC Equipment Rental, Inc., 8.25%, 2021	1/13/11-1/14/11	722,110	731,088
Reynolds Group, 9%, 2019	1/24/11	1,167,082	1,160,250
Reynolds Group, 8.25%, 2021	1/27/11	730,000	736,388
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10-1/03/11	1,118,937	1,124,550
SM Energy Co., 6.625%, 2019	1/31/11	220,000	222,200
Swift Services Holdings, Inc., 10%, 2018	12/15/10-1/04/11	2,331,434	2,454,438
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	1,100,560	1,150,200
Targa Resources Partners LP, 6.875%, 2021	1/19/11	610,000	610,000
UCI International, Inc., 8.625%, 2019	1/11/11	440,000	458,700
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	3,934,893	4,115,375
VimpelCom Ltd., 7.748%, 2021	1/26/11	211,000	210,785
Total Restricted Securities			$34,128,641
% of Net Assets			5.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/11

Forward Foreign Currency Exchange Contracts at 1/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Credit Suisse Group	1,159,845	4/12/11	$1,577,216	$1,586,668	$(9,452)
SELL	EUR	UBS AG	1,782,018	3/15/11	2,353,294	2,438,633	(85,339)

							$(94,791)

29

Portfolio of Investments – continued

Futures Contracts Outstanding at 1/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	34	4,107,094	March - 2011	$123,396
U.S. Treasury Bond 30 yr (Short)	USD	13	1,568,125	March - 2011	13,361

					$136,757

At January 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $619,283,671)	$616,862,807
Underlying affiliated funds, at cost and value	28,564,492
Total investments, at value (identified cost, $647,848,163)	$645,427,299
Cash	55,532
Restricted cash	90,150
Foreign currency, at value (identified cost, $33,989)	26,902
Receivables for
Daily variation margin on open futures contracts	22,781
Investments sold	11,037,653
Fund shares sold	2,588,011
Interest	12,613,236
Other assets	6,476
Total assets	$671,868,040
Liabilities
Payables for
Distributions	$1,275,325
Forward foreign currency exchange contracts	94,791
Investments purchased	7,997,724
Fund shares reacquired	904,583
Payable to affiliates
Investment adviser	13,489
Shareholder servicing costs	152,898
Distribution and service fees	28,603
Payable for independent Trustees’ compensation	5,374
Accrued expenses and other liabilities	47,818
Total liabilities	$10,520,605
Net assets	$661,347,435
Net assets consist of
Paid-in capital	$755,559,763
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,384,529)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(88,621,407)
Accumulated distributions in excess of net investment income	(3,206,392)
Net assets	$661,347,435
Shares of beneficial interest outstanding	101,900,047

31

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$474,643,047	73,136,716	$6.49
Class B	46,296,587	7,115,812	6.51
Class C	96,519,059	14,894,857	6.48
Class I	38,266,472	5,886,233	6.50
Class W	1,734,222	267,362	6.49
Class R1	125,526	19,295	6.51
Class R2	161,983	24,895	6.51
Class R3	560,374	86,330	6.49
Class R4	3,040,165	468,547	6.49

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.81 [100 / 95.25 x $6.49]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

32

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/11

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$50,471,737
Dividends	158,358
Foreign taxes withheld	15,070
Dividends from underlying affiliated funds	44,811
Total investment income	$50,689,976
Expenses
Management fee	$3,802,854
Distribution and service fees	2,445,981
Shareholder servicing costs	746,738
Administrative services fee	89,191
Independent Trustees’ compensation	21,561
Custodian fee	115,144
Shareholder communications	71,126
Auditing fees	71,973
Legal fees	10,709
Miscellaneous	197,087
Total expenses	$7,572,364
Fees paid indirectly	(350)
Reduction of expenses by investment adviser	(614,365)
Net expenses	$6,957,649
Net investment income	$43,732,327
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$13,404,682
Futures contracts	249,139
Foreign currency transactions	440,207
Net realized gain (loss) on investments and foreign currency transactions	$14,094,028
Change in unrealized appreciation (depreciation)
Investments	$35,764,390
Futures contracts	136,757
Translation of assets and liabilities in foreign currencies	(423,900)
Net unrealized gain (loss) on investments and foreign currency translation	$35,477,247
Net realized and unrealized gain (loss) on investments and foreign currency	$49,571,275
Change in net assets from operations	$93,303,602

See Notes to Financial Statements

33

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2011	2010
Change in net assets
From operations
Net investment income	$43,732,327	$41,721,784
Net realized gain (loss) on investments and foreign currency transactions	14,094,028	(27,831,155)
Net unrealized gain (loss) on investments and foreign currency translation	35,477,247	166,518,310
Change in net assets from operations	$93,303,602	$180,408,939
Distributions declared to shareholders
From net investment income	$(43,382,832)	$(44,287,124)
From tax return of capital	—	(507,895)
Total distributions declared to shareholders	$(43,382,832)	$(44,795,019)
Change in net assets from fund share transactions	$79,543,303	$9,088,682
Total change in net assets	$129,464,073	$144,702,602
Net assets
At beginning of period	531,883,362	387,180,760
At end of period (including accumulated distributions in excess of net investment income of $3,206,392 and $5,387,778, respectively)	$661,347,435	$531,883,362

See Notes to Financial Statements

34

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$5.98	$4.42	$6.90		$7.66	$7.40
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49	$0.57		$0.58	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.59	(2.46)		(0.70)	0.28
Total from investment operations	$0.98	$2.08	$(1.89)		$(0.12)	$0.84
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.51)	$(0.59)		$(0.59)	$(0.58)
From net realized gain on investments	—	—	(0.00	)(w)	(0.05)	—
From tax return of capital	—	(0.01)	—		—	—
Total distributions declared to shareholders	$(0.47)	$(0.52)	$(0.59)		$(0.64)	$(0.58)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$6.49	$5.98	$4.42		$6.90	$7.66
Total return (%) (r)(s)(t)	17.06	49.74	(28.79)		(1.88)	11.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.16	1.24		1.19	1.27
Expenses after expense reductions (f)	1.02	0.93	0.85		0.85	0.85
Net investment income	7.64	9.36	9.54		7.70	7.53
Portfolio turnover	68	61	72		79	85
Net assets at end of period (000 omitted)	$474,643	$369,073	$276,917		$458,651	$488,673

See Notes to Financial Statements

35

Financial Highlights – continued

Class B	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$5.99	$4.43	$6.92		$7.68	$7.42
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.53		$0.53	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.59	(2.47)		(0.70)	0.28
Total from investment operations	$0.95	$2.04	$(1.94)		$(0.17)	$0.80
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.47)	$(0.55)		$(0.54)	$(0.54)
From net realized gain on investments	—	—	(0.00	)(w)	(0.05)	—
From tax return of capital	—	(0.01)	—		—	—
Total distributions declared to shareholders	$(0.43)	$(0.48)	$(0.55)		$(0.59)	$(0.54)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$6.51	$5.99	$4.43		$6.92	$7.68
Total return (%) (r)(s)(t)	16.37	48.59	(29.31)		(2.49)	11.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.89		1.84	1.92
Expenses after expense reductions (f)	1.77	1.68	1.50		1.50	1.50
Net investment income	6.92	8.64	8.82		7.03	6.91
Portfolio turnover	68	61	72		79	85
Net assets at end of period (000 omitted)	$46,297	$51,506	$42,757		$90,330	$124,393

See Notes to Financial Statements

36

Financial Highlights – continued

Class C	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$5.97	$4.41	$6.89		$7.64	$7.38
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.53		$0.53	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	1.59	(2.46)		(0.69)	0.28
Total from investment operations	$0.93	$2.04	$(1.93)		$(0.16)	$0.79
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.47)	$(0.55)		$(0.54)	$(0.53)
From net realized gain on investments	—	—	(0.00	)(w)	(0.05)	—
From tax return of capital	—	(0.01)	—		—	—
Total distributions declared to shareholders	$(0.42)	$(0.48)	$(0.55)		$(0.59)	$(0.53)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$6.48	$5.97	$4.41		$6.89	$7.64
Total return (%) (r)(s)(t)	16.22	48.77	(29.32)		(2.40)	11.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.90		1.84	1.92
Expenses after expense reductions (f)	1.77	1.68	1.50		1.50	1.50
Net investment income	6.94	8.52	8.94		7.05	6.90
Portfolio turnover	68	61	72		79	85
Net assets at end of period (000 omitted)	$96,519	$89,930	$55,001		$92,947	$103,873

See Notes to Financial Statements

37

Financial Highlights – continued

Class I	Years ended 1/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$5.99	$4.43	$6.92		$7.68	$7.42
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.50	$0.60		$0.60	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.60	(2.48)		(0.69)	0.28
Total from investment operations	$1.00	$2.10	$(1.88)		$(0.09)	$0.87
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.53)	$(0.61)		$(0.62)	$(0.61)
From net realized gain on investments	—	—	(0.00	)(w)	(0.05)	—
From tax return of capital	—	(0.01)	—		—	—
Total distributions declared to shareholders	$(0.49)	$(0.54)	$(0.61)		$(0.67)	$(0.61)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$—	$0.00 (w)
Net asset value, end of period	$6.50	$5.99	$4.43		$6.92	$7.68
Total return (%) (r)(s)	17.33	50.02	(28.57)		(1.51)	12.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.90	0.89		0.84	0.92
Expenses after expense reductions (f)	0.78	0.68	0.50		0.50	0.50
Net investment income	7.76	9.45	9.81		8.01	7.89
Portfolio turnover	68	61	72		79	85
Net assets at end of period (000 omitted)	$38,266	$20,317	$11,581		$35,372	$56,243

See Notes to Financial Statements

38

Financial Highlights – continued

Class W	Years ended 1/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$5.97	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.48	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.60	(2.47)
Total from investment operations	$1.00	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.52)	$(0.41)
From tax return of capital	—	(0.01)	—
Total distributions declared to shareholders	$(0.48)	$(0.53)	$(0.41)
Net asset value, end of period	$6.49	$5.97	$4.42
Total return (%) (r)(s)	17.43	49.72	(30.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.98	1.02	(a)
Expenses after expense reductions (f)	0.88	0.78	0.59	(a)
Net investment income	7.45	9.02	10.81	(a)
Portfolio turnover	68	61	72
Net assets at end of period (000 omitted)	$1,734	$364	$129

Class R1	Years ended 1/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.59	(2.48)
Total from investment operations	$0.94	$2.04	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.47)	$(0.38)
From tax return of capital	—	(0.01)	—
Total distributions declared to shareholders	$(0.42)	$(0.48)	$(0.38)
Net asset value, end of period	$6.51	$5.99	$4.43
Total return (%) (r)(s)	16.36	48.59	(31.30	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.92	(a)
Expenses after expense reductions (f)	1.77	1.68	1.50	(a)
Net investment income	6.90	8.53	9.60	(a)
Portfolio turnover	68	61	72
Net assets at end of period (000 omitted)	$126	$107	$71

See Notes to Financial Statements

39

Financial Highlights – continued

Class R2	Years ended 1/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.60	(2.48)
Total from investment operations	$0.98	$2.07	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.50)	$(0.40)
From tax return of capital	—	(0.01)	—
Total distributions declared to shareholders	$(0.46)	$(0.51)	$(0.40)
Net asset value, end of period	$6.51	$5.99	$4.43
Total return (%) (r)(s)	16.94	49.30	(31.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.40	1.42	(a)
Expenses after expense reductions (f)	1.27	1.18	1.00	(a)
Net investment income	7.37	9.03	10.11	(a)
Portfolio turnover	68	61	72
Net assets at end of period (000 omitted)	$162	$114	$69

Class R3	Years ended 1/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.59	(2.43)
Total from investment operations	$0.98	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.51)	$(0.41)
From tax return of capital	—	(0.01)	—
Total distributions declared to shareholders	$(0.47)	$(0.52)	$(0.41)
Net asset value, end of period	$6.49	$5.98	$4.42
Total return (%) (r)(s)	17.06	49.75	(30.90	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.17	1.17	(a)
Expenses after expense reductions (f)	1.03	0.92	0.74	(a)
Net investment income	7.60	9.91	10.25	(a)
Portfolio turnover	68	61	72
Net assets at end of period (000 omitted)	$560	$352	$587

See Notes to Financial Statements

40

Financial Highlights – continued

Class R4	Years ended 1/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.50	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.59	(2.47)
Total from investment operations	$1.00	$2.09	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.52)	$(0.42)
From tax return of capital	—	(0.01)	—
Total distributions declared to shareholders	$(0.49)	$(0.53)	$(0.42)
Net asset value, end of period	$6.49	$5.98	$4.42
Total return (%) (r)(s)	17.35	50.11	(30.77	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.90	0.92	(a)
Expenses after expense reductions (f)	0.79	0.68	0.50	(a)
Net investment income	7.40	9.49	10.64	(a)
Portfolio turnover	68	61	72
Net assets at end of period (000 omitted)	$3,040	$122	$69

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

41

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or

42

Notes to Financial Statements – continued

exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign

43

Notes to Financial Statements – continued

exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

44

Notes to Financial Statements – continued

as futures and forwards. The following is a summary of the levels used as of January 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,608,308	$3,730,811	$—	$7,339,119
Non-U.S. Sovereign Debt	—	26,581,347	—	26,581,347
Municipal Bonds	—	2,283,289	—	2,283,289
Corporate Bonds	—	470,931,514	—	470,931,514
Commercial Mortgage-Backed Securities	—	12,002,141	—	12,002,141
Asset-Backed Securities (including CDOs)	—	3,269,623	—	3,269,623
Foreign Bonds	—	90,121,803	—	90,121,803
Floating Rate Loans	—	4,333,971	—	4,333,971
Mutual Funds	28,564,492	—	—	28,564,492
Total Investments	$32,172,800	$613,254,499	$—	$645,427,299

Other Financial Instruments
Futures	$136,757	$—	$—	$136,757
Forward Currency Contracts	—	(94,791)	—	(94,791)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/10	$131,362
Accrued discounts/premiums	—
Realized gain (loss)	(97,949)
Change in unrealized appreciation (depreciation)	(33,413)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 1/31/11	$0

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on

45

Notes to Financial Statements – continued

investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$136,757	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	—	(94,791)
Equity Contracts	Purchased Equity Options	403,850	—
Total		$540,607	$(94,791)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

46

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$249,139	$—	$—
Foreign Exchange Contracts	—	457,504	—
Equity Contracts	—	—	700,518
Total	$249,139	$457,504	$700,518

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$136,757	$—	$—
Foreign Exchange Contracts	—	(426,147)	—
Equity Contracts	—	—	(124,701)
Total	$136,757	$(426,147)	$(124,701)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

47

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge or obtain against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a

48

Notes to Financial Statements – continued

certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for

49

Notes to Financial Statements – continued

netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

50

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/11	1/31/10
Ordinary income (including any short-term capital gains)	$43,382,832	$44,287,124
Tax return of capital	—	507,895
Total distributions	$43,382,832	$44,795,019

51

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/11
Cost of investments	$651,251,190
Gross appreciation	37,318,864
Gross depreciation	(43,142,755)
Net unrealized appreciation (depreciation)	$(5,823,891)
Undistributed ordinary income	1,693,077
Capital loss carryforwards	(85,206,324)
Other temporary differences	(4,875,190)

As of January 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/17	$(39,675,228)
1/31/18	(45,531,096)
Total	$(85,206,324)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 1/31/11	Year ended 1/31/10	Year ended 1/31/11	Year ended 1/31/10
Class A	$31,428,094	$31,538,061	$—	$361,686
Class B	3,291,256	4,416,053	—	50,644
Class C	6,367,530	6,498,593	—	74,527
Class I	2,181,512	1,722,696	—	19,756
Class W	43,537	28,003	—	321
Class R1	7,874	7,936	—	91
Class R2	9,488	8,720	—	100
Class R3	33,257	57,955	—	665
Class R4	20,284	9,107	—	105
Total	$43,382,832	$44,287,124	$—	$507,895

52

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

Prior to June 1, 2010, the investment advisor had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
0.95%	1.70%	1.70%	0.70%	0.80%	1.70%	1.20%	0.95%	0.70%

This written agreement terminated on May 31, 2010. For the period ended May 31, 2010, these reductions amounted to $311,745 and are reflected as a reduction of total expenses in the Statement of Operations.

Effective June 1, 2010, the investment advisor has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses such that total annual fund operating expenses do not exceed the following rates of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.05%	1.80%	1.80%	0.80%	0.90%	1.80%	1.30%	1.05%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2012. For the period June 1, 2010 through January 31, 2011, the reduction amounted to $299,890 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $170,903 for the year ended January 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

53

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,036,930
Class B	0.75%	0.25%	1.00%	1.00%	478,140
Class C	0.75%	0.25%	1.00%	1.00%	927,425
Class W	0.10%	—	0.10%	0.10%	585
Class R1	0.75%	0.25%	1.00%	1.00%	1,150
Class R2	0.25%	0.25%	0.50%	0.50%	648
Class R3	—	0.25%	0.25%	0.25%	1,103
Total Distribution and Service Fees					$2,445,981

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2011, were as follows:

Amount
Class A	$1,084
Class B	66,312
Class C	12,975

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2011, the fee was $227,749, which equated to 0.0389% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $518,989.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

54

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2011 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $859 and is included in independent Trustees’ compensation for the year ended January 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $5,365 at January 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,557 and are included in miscellaneous expense on the Statement of Operations. MFS has

55

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,730, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $446,538,679 and $378,419,314, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/11		Year ended 1/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	35,186,975	$217,112,280	24,747,473	$126,167,573
Class B	1,376,540	8,529,714	1,739,325	8,820,851
Class C	2,740,370	16,884,141	4,726,763	24,751,263
Class I	5,446,958	33,624,656	2,841,648	14,686,591
Class W	233,830	1,483,372	74,801	398,199
Class R1	340	2,100	364	2,369
Class R2	5,129	32,636	1,720	8,632
Class R3	32,057	196,696	42,679	199,415
Class R4	475,323	3,061,827	2,889	16,377
	45,497,522	$280,927,422	34,177,662	$175,051,270

56

Notes to Financial Statements – continued

	Year ended 1/31/11		Year ended 1/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,463,180	$21,470,263	4,380,072	$22,437,303
Class B	291,956	1,810,249	467,261	2,380,600
Class C	544,567	3,447,460	686,959	3,534,628
Class I	190,173	1,202,417	190,712	978,227
Class W	6,402	40,409	3,974	21,761
Class R1	1,268	7,874	1,559	8,025
Class R2	1,526	9,488	1,710	8,820
Class R3	5,352	33,257	11,800	58,325
Class R4	2,650	16,861	1,784	9,212
	4,507,074	$28,038,278	5,745,831	$29,436,901
Shares reacquired
Class A	(27,264,381)	$(168,614,473)	(30,016,667)	$(151,097,427)
Class B	(3,147,151)	(19,434,922)	(3,254,241)	(16,695,769)
Class C	(3,461,997)	(21,413,686)	(2,804,301)	(14,527,068)
Class I	(3,142,507)	(19,497,520)	(2,254,705)	(12,128,938)
Class W	(33,762)	(205,470)	(47,044)	(270,986)
Class R1	(171)	(1,068)	—	—
Class R2	(748)	(4,573)	(5)	(27)
Class R3	(9,928)	(61,965)	(128,560)	(679,271)
Class R4	(29,760)	(188,720)	(1)	(3)
	(37,090,405)	$(229,422,397)	(38,505,524)	$(195,399,489)
Net change
Class A	11,385,774	$69,968,070	(889,122)	$(2,492,551)
Class B	(1,478,655)	(9,094,959)	(1,047,655)	(5,494,318)
Class C	(177,060)	(1,082,085)	2,609,421	13,758,823
Class I	2,494,624	15,329,553	777,655	3,535,880
Class W	206,470	1,318,311	31,731	148,974
Class R1	1,437	8,906	1,923	10,394
Class R2	5,907	37,551	3,425	17,425
Class R3	27,481	167,988	(74,081)	(421,531)
Class R4	448,213	2,889,968	4,672	25,586
	12,914,191	$79,543,303	1,417,969	$9,088,682

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee,

57

Notes to Financial Statements – continued

based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2011, the fund’s commitment fee and interest expense were $6,338 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,088,209	253,270,801	(231,794,518)	28,564,492

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$44,811	$28,564,492

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (one of the portfolios comprising MFS Series Trust III) (the “Fund”) as of January 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2011

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

60

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

61

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

62

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not

63

Trustees and Officers – continued

elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo David Cole Matthew Ryan

64

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

65

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

66

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Municipal High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/11

MMH-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we move forward in 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 21, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue - Hospitals	27.4%
Healthcare Revenue - Long Term Care	12.5%
Universities - Colleges	11.2%
Tobacco	6.3%
Industrial Revenue - Airlines	5.3%

Composition including fixed income credit quality (a)(i)
AAA	5.8%
AA	8.5%
A	11.4%
BBB	36.3%
BB	10.2%
B	6.0%
CCC	1.0%
CC	0.6%
C (o)	0.0%
D (o)	0.0%
Other Fixed Income (NR)	23.5%
Cash & Other	(3.3)%

Portfolio facts (i)
Average Duration (d)	10.5
Average Effective Maturity (m)	21.1 yrs.

(a)	The rating categories include debt securities, primary inverse floaters, and the underlying bonds of non-primary inverse floaters which have long term ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2011, Class A shares of the MFS Municipal High Income Fund (the “fund”) provided a total return of 2.03%, at net asset value. This compares with a return of 1.10% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

For the year ended January 31, 2011, the municipal bond market was characterized by unusual volatility. For the first nine months of the fiscal year, the municipal market witnessed solid demand with consistent positive flows into municipal bond funds. Further, with the success of the Build America Bond (BAB) program allowing municipalities to garner a subsidy when issuing

Management Review – continued

debt in the taxable market, tax exempt supply was reduced by about 25%. Together, these forces provided for a robust municipal market notwithstanding the consistent headline news questioning the financial strength of many of these cities and states.

However, beginning in November 2010, a confluence of events hit the municipal market over a short period leading to a spike in redemptions from municipal bond funds. These events included increasing concerns about higher interest rates, the realization that the Bush tax cuts were in all likelihood going to be extended in some form, and a continuation of headlines questioning the financial strength of municipalities. Additionally, it was determined that the BAB subsidy would be terminated at calendar year end raising concerns that new issue supply of municipal bonds would increase markedly in 2011. Municipal bond funds were forced to sell to meet the redemptions, which drove prices down. The net result was a give back of most of the gains made in the prior nine months.

The media continues to focus attention on the municipal bond market, much of which continues to be negative, fostering in our opinion a broad misunderstanding of the risks facing municipal issuers. This negative attention, eliciting a fear response on the part of retail investors, seems unlikely to dissipate anytime soon, suggesting that technical pressures on the asset class could continue for the near- to medium-term.

We think the sell-off in the municipal bond market has been overdone from a fundamental perspective. In our view, the fundamentals of many municipal issuers are still weaker than they were pre-recession, but we see evidence that fundamentals are in many places slowly starting to improve, not only as state and local tax revenues recover, but also as aggressive spending cuts begin to close budget shortfalls. In our judgment, the credit quality of the vast majority of municipal issuers has remained sound, and we are consequently unlikely to see widespread defaults. Unfunded pension liabilities remain a significant longer-term problem but, in our view, not one that poses an immediate threat. With a view of fundamentals that is considerably more favorable than that which seems to have been priced into the market, we believe that municipal bonds are among the most attractively valued fixed income assets.

Contributors to Performance

A key factor for the fund’s positive performance relative to the Barclays Capital Municipal Bond Index was our holdings of unrated bonds and non-investment grade securities that are rated (r) “BB” and below. Bonds in these categories outperformed the benchmark over the reporting period.

A combination of strong security selection and an overweighted position in the health care sector boosted relative performance. The fund’s holdings in the airline sector were also positive drivers for relative returns.

Management Review – continued

Detractors from Performance

Security selection in the tobacco sector detracted from relative performance as bonds in this sector underperformed the overall index. The fund’s longer duration (d) stance was another negative factor for relative results as the negative sentiment in the municipal bond markets pushed yields higher in the latter part of the reporting period.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/24/84	2.03%	2.36%	4.36%
B	9/07/93	1.10%	1.57%	3.54%
C	9/25/98	0.88%	1.32%	3.31%
Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.10%	3.88%	4.65%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(2.81)%	1.37%	3.86%
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.76)%	1.25%	3.54%
C With CDSC (1% for 12 months) (x)		(0.08)%	1.32%	3.31%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2010 through January 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2010 through January 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/10	Ending Account Value 1/31/11	Expenses Paid During Period (p) 8/01/10-1/31/11
A	Actual	0.70%	$1,000.00	$970.29	$3.48
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
B	Actual	1.49%	$1,000.00	$965.20	$7.38
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
C	Actual	1.70%	$1,000.00	$964.16	$8.42
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting Table

Expense ratios include 0.03% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 101.7%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 0.4%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	$885,000	$822,610
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	1,740,000	1,589,299
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,435,000	2,345,149
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	2,780,000	2,640,166

		$7,397,224
General Obligations - General Purpose - 1.9%
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 2040	$3,800,000	$3,820,406
Luzerne County, PA, AGM, 6.75%, 2023	1,225,000	1,313,347
State of California (Veterans), 5.05%, 2036	3,575,000	3,146,102
Texas Department of Transportation, 7%, 2012	50,104	50,415
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	25,049,766

		$33,380,036
General Obligations - Improvement - 0.3%
Guam Government, “A”, 6.75%, 2029	$1,965,000	$2,058,789
Guam Government, “A”, 7%, 2039	2,060,000	2,151,629
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	1,630,000	1,297,187

		$5,507,605
General Obligations - Schools - 1.2%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,060,000	$575,502
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	2,095,000	542,018
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,185,000	1,003,521
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,785,000	1,309,224
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,280,000	1,082,797
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	3,010,000	701,812

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	$2,965,000	$603,971
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	10,355,000	1,416,875
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	4,240,000	915,246
Leander, TX, Independent School District, Capital Appreciation, PSF, 0%, 2030	6,480,000	2,122,848
Los Angeles, CA, Unified School District, “D”, 5%, 2034	560,000	515,547
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	1,475,000	363,868
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	3,110,000	1,404,227
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	2,070,000	732,304
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	4,025,000	1,215,550
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,455,000	1,230,471
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	2,960,000	1,310,244
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	2,995,000	1,182,845
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,665,000	1,058,379
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,270,000	473,908

		$19,761,157
Healthcare Revenue - Hospitals - 26.9%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,569,153
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	3,465,000	2,403,878
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	5,785,000	3,857,959
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	2,292,628
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	2,206,675

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Birmingham, AL, Baptist Medical Center, Special Care Facilities Rev. (Baptist Health Systems, Inc.), “A”, 5.875%, 2024	$1,375,000	$1,374,216
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,332,348
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,765,000	2,704,281
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5.75%, 2040	430,000	386,368
California Municipal Finance Authority, COP (Community Hospitals, Central California), 5.5%, 2039	1,595,000	1,309,686
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	4,520,000	3,408,170
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	600,000	529,410
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	300,000	239,583
Chautauqua County, NY, Capital Resource Corp., Rev. (Women’s Christian Assn.), “A”, 8%, 2030	3,890,000	3,708,026
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.35%, 2017	740,000	752,832
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.4%, 2029	3,150,000	3,204,810
Chemung County, NY, Industrial Developement Agency, (St. Joseph’s Hospital-Elmira), “B”, 6.35%, 2013	755,000	621,222
Chemung County, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6%, 2013	1,100,000	905,421
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	290,000	283,597
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	2,000,000	1,434,920
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	2,200,000	2,328,018
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,890,000	3,745,214
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	1,000,000	971,330
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030	4,905,000	4,966,999
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	7,170,000	6,633,182

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	$3,525,000	$3,417,946
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	3,050,000	2,890,119
Flint, MI, Hospital Building Authority Rev. (Hurley Medical Center), 7.375%, 2035	2,500,000	2,416,225
Flint, MI, Hospital Building Authority Rev. (Hurley Medical Center), 7.5%, 2039	1,750,000	1,703,783
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	1,080,000	1,113,221
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	4,507,133
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6%, 2025	665,000	640,821
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.5%, 2030	2,095,000	1,993,183
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.75%, 2035	1,810,000	1,734,867
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	4,725,000	3,397,417
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025	750,000	650,295
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031	865,000	724,749
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	2,925,000	2,270,531
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,590,000	1,528,737
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,400,000	2,581,848
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	4,700,000	5,610,202
Illinois Finance Authority Rev. (Children’s Memorial Hospital), “A”, ASSD GTY, 5.25%, 2047	465,000	419,244
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	1,985,000	1,541,472
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	3,620,331
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	3,025,000	3,108,611
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,555,000	2,634,256

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	$4,000,000	$3,789,960
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,865,000	4,211,845
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	2,620,000	2,596,368
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,509,060
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,545,000	2,572,537
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	4,000,000	3,508,800
Indiana Health & Educational Facilities Authority, Hospital Rev. (Clarian Hospital), “B”, 5%, 2033	2,510,000	2,179,584
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	360,000	374,116
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	6,785,000	7,051,040
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2021	2,940,000	2,974,310
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	2,165,000	2,175,197
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2031	3,750,000	3,591,938
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	1,704,500
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	6,355,000	5,427,424
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2033	2,000,000	1,713,880
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	2,250,000	1,842,278
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), 6%, 2038	1,700,000	1,539,639
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	3,905,000	3,332,176
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.5%, 2029	1,290,000	1,186,194
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.75%, 2035	1,395,000	1,270,175
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.625%, 2028	435,000	438,711

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	$815,000	$830,738
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	710,000	661,578
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	5,030,000	4,639,974
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	1,955,000	1,828,609
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	7,100,000	7,402,105
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	3,795,000	749,550
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	2,677,538
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,890,000	1,678,377
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	5,500,000	4,702,170
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	7,975,000	7,138,263
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	6,485,000	5,558,034
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	410,000	341,227
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	5,400,000	4,380,858
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	4,345,000	4,914,673
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), 5.75%, 2038	2,575,000	2,223,744
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	3,435,000	2,981,271
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	985,000	901,797
Massachusetts Health & Educational Facilities Authority Rev. (Boston Medical Center), 5.25%, 2038	4,000,000	3,271,960
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	4,600,000	4,360,432
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	3,690,000	3,036,353

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	$5,175,000	$4,378,050
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts Memorial Hospital), “C”, 6.5%, 2021	500,000	503,655
Mecosta County, MI, General Hospital Rev., 6%, 2018	1,100,000	1,085,238
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2021	1,440,000	1,442,174
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,490,000	2,322,000
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	3,505,000	3,512,676
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	765,000	715,703
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	4,405,000	4,062,599
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.375%, 2026	3,200,000	2,720,928
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	3,340,000	2,644,144
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	2,745,000	2,393,640
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2036	2,890,000	2,461,586
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,935,000	4,812,859
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	1,445,000	1,371,450
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	1,320,000	1,431,474
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	180,000	172,643
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	685,000	706,125
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	585,000	461,407
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.625%, 2031	1,115,000	990,443
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), Capital Appreciation, “B”, 0%, 2036	4,305,000	637,398
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), Capital Appreciation, “B”, 0%, 2038	22,690,000	2,875,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	$8,000,000	$7,778,080
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), “A”, 6.875%, 2030	4,000,000	4,014,320
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	400,000	369,060
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	1,225,527
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,570,000	1,655,188
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	975,000	1,012,333
New York Dormitory Authority Rev., Non-State Supported Debt (Long Island Jewish Medical Center), “A”, 5.5%, 2037	655,000	621,019
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “A”, 6.375%, 2031	460,000	443,762
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “B”, 6.375%, 2031	1,405,000	1,355,404
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “C”, 6.45%, 2032	890,000	860,897
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	1,350,000	1,124,645
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	795,000	675,710
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	6,240,000	4,984,262
Norman, OK, Regional Hospital Authority Rev., 5.125%, 2037	3,735,000	2,844,053
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2035	920,000	849,105
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	1,075,000	977,637
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	976,760
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	2,175,000	2,012,223
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	5,390,000	5,543,399
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	4,080,000	4,136,671
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	5,220,000	5,193,013
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	2,860,000	2,859,914
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.5%, 2030	3,710,000	3,244,729

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	$4,000,000	$4,340,320
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,760,000	4,881,666
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	6,945,000	7,817,361
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Group), “C”, 5%, 2040 (u)	15,000,000	13,377,300
Salida, CO, Hospital District Rev., 5.25%, 2036	6,040,000	4,891,494
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,290,773
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	3,910,990
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	450,000	486,239
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	750,000	810,398
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	745,000	804,995
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	1,255,000	1,356,065
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	750,000	813,330
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	1,250,000	1,355,550
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 6%, 2023	795,000	801,281
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	2,437,270
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	2,545,000	2,285,588
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	2,725,000	2,706,334
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	3,715,000	3,400,340
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,155,000	1,116,504
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	1,715,000	1,646,932
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.375%, 2015	755,000	757,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020	$1,805,000	$1,756,716
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029	1,330,000	1,187,238
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	2,580,000	2,031,079
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2027	1,350,000	1,096,025
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2035	1,300,000	982,358
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	3,055,000	2,895,560
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), RADIAN, 5%, 2017	2,155,000	2,169,395
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	7,330,000	6,186,447
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2022 (d)	685,000	37,675
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (d)	7,415,000	407,825
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	3,150,000	3,195,171
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	2,783,282
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,885,000	2,241,241
Upland, CA, Certificates of Participation (San Antonio Community Hospital), 6.375%, 2032	600,000	584,760
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	1,900,000	1,901,463
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.75%, 2042	780,000	652,252
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	3,750,000	3,120,825
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.25%, 2012 (c)	2,000,000	2,169,040
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	2,595,000	2,819,649
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,550,000	1,584,751

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	$3,665,000	$3,755,782
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,670,000	5,946,016
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	5,075,000	4,683,464
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 2037	1,000,000	878,390
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	3,760,000	3,264,056
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2012 (c)	4,000,000	4,279,000
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	697,557
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	4,500,000	4,499,685
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,450,000	3,078,815
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,250,000	2,294,370
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.625%, 2029	1,090,000	1,082,054
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	6,570,000	5,619,584
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	4,155,000	3,459,162
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), “B”, 6.8%, 2016	995,000	1,001,418
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6.15%, 2015	1,200,000	1,025,544
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	250,000	185,413

		$464,243,880
Healthcare Revenue - Long Term Care - 12.3%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Casa de las Campanas), CHCLI, 6%, 2037	$825,000	$777,043
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 6.5%, 2020	1,000,000	901,260
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 7%, 2033	5,155,000	4,278,289

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	$2,250,000	$2,648,025
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	4,710,000	3,634,283
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	1,320,000	1,228,234
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	2,590,000	2,289,638
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	509,144
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	604,408
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	2,985,000	2,750,648
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 2029	1,400,000	1,443,260
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 2041	560,000	582,378
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	240,000	257,515
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	452,095
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	985,000	858,674
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	2,730,000	2,160,140
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	2,650,000	2,245,080
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	1,500,000	1,381,665
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), “A”, 6.125%, 2038	940,000	939,286
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),”A”, 6%, 2030	700,000	638,085
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),”A”, 6.25%, 2040	1,150,000	1,047,823
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6%, 2030	1,035,000	946,518
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6%, 2040	2,495,000	2,170,600
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6.125%, 2045	4,150,000	3,628,553

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	$905,000	$906,339
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.35%, 2029	435,000	437,832
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	7,060,000	7,000,343
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.5%, 2039	325,000	325,484
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	760,000	856,984
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	1,965,000	2,215,754
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	479,310
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	1,020,000	853,669
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,510,000	3,354,313
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.625%, 2030	590,000	603,800
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.75%, 2043	3,335,000	3,387,693
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	415,000	464,003
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,190,000	1,317,628
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	1,600,000	1,684,944
HFDC of Central Texas, Inc., Retirement Facilities Rev. (Legacy at Willow Bend), “A”, 5.625%, 2026	1,500,000	1,220,955
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	2,265,000	1,838,455
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,560,000	1,123,184
Illinois Finance Authority Rev. (Admiral At The Lake Project), “A”, 7.75%, 2030	2,000,000	1,898,380
Illinois Finance Authority Rev. (Admiral At The Lake Project), “A”, 8%, 2040	3,000,000	2,885,100
Illinois Finance Authority Rev. (Admiral At The Lake Project), “A”, 8%, 2046	1,000,000	951,560
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 2027	4,150,000	3,845,432

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2045	$3,600,000	$3,447,144
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	1,600,000	1,312,208
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	2,200,000	1,653,476
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	3,942,214
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	1,510,000	1,152,357
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	1,730,000	1,333,034
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 2028	1,057,000	571,023
Illinois Finance Authority Rev., Capital Appreciation (The Clare at Water Tower), “B”, 0%, 2050 (a)	453,000	2,677
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	3,555,000	3,785,364
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	2,106,404
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	2,125,000	1,989,595
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.4%, 2027	2,180,000	1,347,066
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	2,710,000	1,540,418
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	589,035
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,550,000	1,882,028
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,185,000	884,318
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	1,555,000	1,393,731
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 2039	2,325,000	1,618,967
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)	1,250,000	1,363,363
Loves Park, IL (Hoosier Care), 7.125%, 2034	1,775,000	1,527,157
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,360,000	2,240,867

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	$4,640,000	$3,972,072
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.5%, 2027	1,235,000	889,361
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	310,000	213,599
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	680,000	669,922
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.875%, 2044	1,010,000	991,739
Massachusetts Industrial Finance Agency Rev. (GF/Revere, Inc.), 6.6%, 2025	5,740,000	4,824,126
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services), 5.375%, 2035	370,000	326,277
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services), 5.5%, 2042	765,000	668,993
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	2,235,000	2,108,767
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	3,230,000	2,975,088
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	3,705,000	3,080,041
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	1,850,000	1,588,873
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	1,490,000	1,245,312
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	2,610,000	2,329,268
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), “A”, 6.5%, 2027	3,250,000	3,140,540
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.75%, 2025	475,000	425,828
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,830,000	2,280,414
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	2,735,000	2,153,402
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	785,000	699,215
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	3,480,000	2,975,296
Olathe, KS, Senior Living Facilities Rev. (Catholic Care Campus, Inc.), “A”, 6%, 2038	1,700,000	1,407,124

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038	$1,180,000	$925,120
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	1,790,000	1,376,886
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	294,943
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 2021	2,410,000	2,092,483
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	2,055,000	1,584,878
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	2,470,000	2,254,295
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.5%, 2028	470,000	386,909
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.625%, 2042	550,000	415,696
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027	1,840,000	1,034,595
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	1,690,000	937,713
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	1,590,000	1,164,055
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	2,800,000	1,821,008
St. John’s County, FL, Industrial Development Authority Rev. (Glenmoor Project), “A”, 5.25%, 2026	1,000,000	768,680
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	7,715,000	7,206,813
Sterling, IL (Hoosier Care), 7.125%, 2034	1,245,000	1,071,161
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,500,000	1,127,535
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	520,000	488,779
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 5.125%, 2037	1,795,000	1,407,083
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	3,515,000	3,222,974
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	6,750,000	6,440,175
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	1,940,000	1,893,168
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	3,560,000	3,471,570

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	$1,440,000	$1,218,154
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2040	3,250,000	3,157,018
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2045	3,500,000	3,354,400
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	2,922,084
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 2040	1,080,000	991,764
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 2045	1,250,000	1,147,650
Wisconsin Health & Educational Facilities Authority Rev. (All Saints Assisted Living Project), 6%, 2037	1,230,000	1,023,286
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	3,795,000	3,596,559
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	485,000	482,497
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,960,000	1,989,968

		$211,941,408

Human Services - 0.9%
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027 (a)	$3,790,000	$2,084,500
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036 (a)	1,175,000	646,250
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	1,600,000	1,387,104
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	1,101,014
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	3,415,000	2,895,066
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	55,000	54,952
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,850,000	2,673,186
New York, NY, Industrial Development Agency Rev. (Special Needs Facilities Pooled Program), 6.1%, 2012	425,000	425,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Human Services - continued
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	$1,925,000	$1,927,406
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	2,185,000	2,119,406
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	292,000	288,791
Philadelphia, PA, Industrial Development Authority Rev., 6.125%, 2019	955,000	638,809

		$16,241,484
Industrial Revenue - Airlines - 5.2%
Alliance Airport Authority, Inc., TX (American Airlines, Inc.), 5.25%, 2029	$2,265,000	$1,597,414
Chicago, IL, O’Hare International Airport Special Facilities Rev. (American Airlines, Inc.), 5.5%, 2030	790,000	599,618
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	4,070,000	4,616,967
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	1,310,000	1,404,150
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	11,036,737
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	3,012,138
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 6.75%, 2029	7,285,000	6,910,260
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 7%, 2029	1,830,000	1,781,926
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7%, 2012	905,000	903,959
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024	7,015,000	6,995,989
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	6,660,000	5,934,926
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.5%, 2016	5,940,000	6,078,937
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	21,950,000	22,737,347
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	13,820,000	14,393,530
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), “A”, 8%, 2012	1,235,000	1,265,554

		$89,269,452

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Chemicals - 1.9%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	$8,190,000	$7,982,138
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	1,625,000	1,477,873
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 2026	1,000,000	979,020
Giles County, VA, Industrial Development Authority, Solid Waste Disposal Facilities Rev. (Hoechst Celanese Corp.), 6.625%, 2022	2,930,000	2,930,059
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	4,800,000	4,858,848
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	2,990,000	2,986,801
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	4,000,000	3,989,720
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 2026	2,500,000	2,459,375
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 2030	430,000	430,654
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	5,281,169
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	119,189

		$33,494,846
Industrial Revenue - Environmental Services - 0.5%
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	$1,590,000	$1,378,864
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	540,000	573,442
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	3,120,179
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	1,560,000	1,568,440
Ohio Water Development Authority, Solid Waste Rev. (Allied Waste N.A. Inc.), “A”, 5.15%, 2015	1,500,000	1,529,340

		$8,170,265
Industrial Revenue - Metals - 0.2%
Burns Harbor, IN, Solid Waste Disposal Facilities Rev. (Bethlehem Steel), 8%, 2024 (d)	$10,455,000	$1,046
Cambria County, PA, Industrial Development Authority Rev. (Bethlehem Steel), 7.5%, 2015 (d)	3,890,000	389

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Metals - continued
State of Indiana Finance Authority, Environmental Rev. (U.S. Steel Corp.), 6%, 2026	$4,370,000	$4,195,506

		$4,196,941
Industrial Revenue - Other - 1.7%
Baker, FL, Correctional Development Corp., First Mortgage Rev. (Detention Center Project), 7.5%, 2030 (a)	$1,560,000	$1,065,012
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	2,500,000	1,959,375
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (d)	107,091	6,158
Gulf Coast, TX, Industrial Development Authority, Facilities Rev. (Microgy Holdings), 7%, 2036 (d)	792,801	45,586
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,500,000	1,499,985
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	355,000	329,902
Janesville, WI, Industrial Development Rev. (Simmons Manufacturing Co.), 7%, 2017	3,900,000	3,915,015
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,314,326
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	2,300,000	2,273,895
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	1,880,000	1,560,118
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (b)(n)	4,205,000	4,424,627
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	1,850,000	1,946,626
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	530,000	528,018
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak), “A”, 6.25%, 2031	1,625,000	1,631,744
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	2,008,760
Texas Midwest Public Facilities Corp. Rev. (Secure Treatment Facilities Project), 9%, 2030	1,605,000	1,430,023
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	3,130,000	3,022,516

		$28,961,686

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - 1.8%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$1,200,000	$1,200,192
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	4,010,000	3,705,280
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	3,107,288
De Soto Parish, LA, Environmental Improvement Rev. (International Paper Co.), 6.35%, 2025	1,650,000	1,654,868
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	3,100,000	3,307,142
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,100,000	1,170,631
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	5,135,000	4,964,313
Effingham County, GA, Industrial Development Authority, Pollution Control (Georgia Pacific Corp. Project), 6.5%, 2031	2,195,000	2,202,463
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	1,940,000	1,600,151
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (Mead Westvaco Coated Board Project), 6.35%, 2035	4,000,000	3,800,600
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,835,000	2,478,074
Sabine River Authority Rev., Louisiana Water Facilities (International Paper Co.), 6.2%, 2025	2,250,000	2,271,330
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	800,000	18,240
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (d)	6,830,000	155,724

		$31,636,296
Miscellaneous Revenue - Entertainment & Tourism - 1.4%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$1,750,000	$1,761,568
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	2,265,000	2,184,411
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,580,000	3,431,466
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.375%, 2043	1,785,000	1,733,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - continued
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2034	$4,580,000	$720,434
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2038	4,180,000	481,745
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	1,157,197	12
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.125%, 2029	280,000	296,050
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.375%, 2039	210,000	220,548
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.5%, 2046	830,000	878,248
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	4,150,000	3,933,536
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	1,840,000	1,524,422
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	2,715,000	2,090,604
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligations, “A”, 5.25%, 2016 (n)	300,000	273,855
St. Louis, MO, Land Clearence Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 2035	4,450,000	4,196,795

		$23,727,482
Miscellaneous Revenue - Other - 2.4%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$851,785
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	830,000	794,642
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	4,640,000	4,149,320
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5%, 2034	865,000	676,274
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	2,705,000	2,278,394
Capital Trust Agency, FL, Fort Lauderdale Project (Cargo Acquisition Co. Obligated Group), 5.75%, 2032	1,000,000	827,580
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,165,000	1,142,108
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	1,245,000	1,041,131
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	495,000	400,802
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	4,475,000	4,476,656

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Houston, TX, Industrial Development Corp. Rev. (Aero Syracuse LLC), 6.375%, 2023	$1,620,000	$1,512,950
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	1,455,000	1,245,844
New Jersey Economic Development Authority Rev. (Kapkowski Project), “B”, 6.5%, 2018	3,410,000	3,475,949
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	2,050,000	2,054,920
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	9,070,000	9,158,795
Onondaga County, NY, Industrial Development Authority Rev. (Air Cargo), 6.125%, 2032	100,000	86,723
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	3,975,000	3,305,769
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	800,000	778,032
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	440,000	430,984
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	550,000	447,931
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	440,000	359,317
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,570,000	2,031,508
Toledo-Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “C”, 5.125%, 2025	230,000	183,241

		$41,710,655
Multi-Family Housing Revenue - 0.8%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$635,000	$576,148
Fairfax County, VA, Economic Development Authority, Senior Living (Lewinsville Retirement Village), “A”, 5.25%, 2032	1,215,000	904,932
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,345,000	1,266,223
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (q)	3,850,000	2,267,573
MuniMae TE Bond Subsidiary LLC, 7.5%, 2049 (n)	5,488,569	4,950,030
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	2,000,000	1,281,540
MuniMae TE Bond Subsidiary LLC, 5.9%, 2050 (z)	2,000,000	1,020,820
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,247,755

		$13,515,021

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - 2.4%
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	$395,000	$365,750
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	16,712,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	4,390,000	3,523,414
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,655,000	1,731,697
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2047	14,305,000	1,157,418
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	8,490,000	7,770,303
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	4,335,000	3,903,798
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	6,825,000	2,385,542
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	6,030,000	3,158,574

		$40,709,096
Single Family Housing - Local - 0.3%
Cook County, IL, Single Family Mortgage Rev., Capital Appreciation, “A”, 0%, 2015	$35,000	$11,830
Corpus Christi, TX, Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, 0%, 2011 (a)	1,005,000	7,940
Escambia County, FL, Single Family Mortgage Rev., GNMA, 6.95%, 2024	105,000	111,332
Jefferson County, TX, Housing Finance Corp., Capital Appreciation, NATL, 0%, 2015	325,000	198,325
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	245,000	258,433
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	65,000	49,688
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	470,000	484,730
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	235,000	247,857
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	110,000	110,986
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	465,000	480,331

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	$400,000	$414,836
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	470,000	488,678
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	835,000	860,635
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	265,000	273,305
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “B-2”, GNMA, 6.45%, 2033	415,000	431,733

		$4,430,639
Single Family Housing - State - 1.3%
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	$185,000	$186,676
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2025	2,000	2,017
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	225,000	237,571
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	320,000	330,349
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	295,000	315,913
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	75,000	78,716
Colorado Housing & Finance Authority Rev., “C-3”, 7.15%, 2030	25,000	25,590
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5.3%, 2033	710,000	712,698
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	1,225,000	1,310,419
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	1,070,000	1,104,518
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 7.45%, 2031	45,000	46,190
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	170,000	175,627
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	155,000	158,215
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	155,000	160,603
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	1,800,000	1,875,114
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	50,000	50,328
New Hampshire Housing Finance Authority Rev., “B”, 6.3%, 2031	25,000	25,338
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	845,000	883,262

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
New Mexico Mortgage Finance Authority Rev., “B-2”, GNMA, 6.35%, 2033	$260,000	$264,103
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 2039 (u)	13,565,000	12,616,457
Oklahoma Housing Finance Agency, Single Family, 7.55%, 2028	30,000	30,782
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	2,140,000	2,033,749

		$22,624,235
Solid Waste Revenue - 0.0%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	$650,000	$662,396

State & Agency - Other - 0.2%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$900,000	$850,950
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	3,600,000	3,236,292

		$4,087,242
State & Local Agencies - 1.6%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2039	$7,550,000	$1,015,626
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	3,380,000	3,211,879
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.297%, 2018	200,000	213,258
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	1,180,000	1,258,222
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 1.008%, 2018	50,000	50,000
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.669%, 2018 (p)	150,000	169,887
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2020	250,000	245,600
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	1,000,000	819,120
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	7,540,000	6,087,193
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	8,795,000	6,768,720
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	1,185,000	1,057,352
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	3,055,000	2,894,124

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Harris County, TX, 5.8%, 2014	$604,681	$600,926
Harris County, TX, 5.625%, 2020	1,751,120	1,617,965
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,060,000	1,073,928

		$27,083,800
Student Loan Revenue - 0.4%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$2,700,000	$2,516,103
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	3,530,000	3,534,236
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	250,000	259,435

		$6,309,774
Tax - Other - 0.2%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	$4,090,000	$4,183,579

Tax Assessment - 4.8%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$3,003,210
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	1,320,000	1,193,782
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	4,700,000	4,295,189
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036 (a)	635,000	107,950
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 2036	335,000	274,050
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	1,775,000	1,134,846
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	605,000	423,966
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	2,201,962
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	1,515,000	1,274,176
Ave Maria Stewardship Community District, FL, “A”, 5.125%, 2038	1,935,000	1,296,489
Baltimore, MD, Special Obligation, “A”, 7%, 2038	2,600,000	2,489,942
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	1,860,000	1,691,093
Capital Region Community Development District, FL, Capital Improvement Rev., “A-2”, 6.85%, 2031	610,000	601,381
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	915,000	625,531

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	$550,000	$507,865
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038 (d)	2,600,000	1,040,000
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026	2,685,000	1,330,471
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	733,717
Fishhawk Community Development District, FL, 7.04%, 2014	285,000	277,237
Grand Bay at Doral Community Development District, FL, “A”, 6%, 2039 (d)	620,000	210,800
Grand Bay at Doral Community Development District, FL, “B”, 6%, 2017 (d)	3,685,000	1,252,900
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	2,040,000	1,596,586
Katy, TX, Development Authority Rev., “B”, 6%, 2018	1,825,000	1,700,772
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (d)	640,000	307,200
Lakeshore Villages Master Community Development District, LA, Special Assessment, 5.25%, 2017 (d)	2,862,000	1,202,040
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,595,000	1,213,396
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,575,000	1,195,614
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,335,000	929,440
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 2034	3,300,000	2,821,533
Magnolia Park Community Development District, FL, Special Assessment, “A”, 6.15%, 2039	4,070,000	3,215,870
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,890,000	1,478,982
Main Street Community Development District, FL, “B”, 6.9%, 2017	1,495,000	1,367,148
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	720,000	669,830
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016	2,300,000	1,381,702
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (d)	1,360,000	435,200
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-1”, 5.125%, 2015	30,000	27,765
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	865,000	775,948

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	$720,000	$688,680
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,675,000	1,505,155
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	1,199,715
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	3,870,000	3,023,554
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	1,062,000	967,132
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	3,848,000	2,886,847
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,005,000	542,770
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (d)	895,000	358,000
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2013 (d)	1,000,000	400,000
Panther Trace II Community Development District, FL, Special Assessment, “B”, 5%, 2010 (d)	555,000	555,000
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	905,000	758,833
Parker Road Community Development District, FL, “A”, 5.6%, 2038	1,225,000	673,750
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	2,640,000	2,145,792
Paseo, FL, Community Development District Capital Improvement Rev., “B”, 4.875%, 2011 (d)	2,625,000	630,000
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	755,000	636,933
Rolling Hills Community Development District, FL, “B”, 5.125%, 2013	455,000	295,764
Sarasota National Community Development District, FL, Special Assessment Rev., 5.3%, 2039 (d)	3,215,000	659,075
Six Mile Creek Community Development District, FL, Capital Improvement Rev., 5.875%, 2038	5,000,000	1,550,000
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	565,000	429,400
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,695,000	2,134,386
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	1,770,000	1,418,921
Stoneybrook South Community Development District, FL, Special Assessment Rev., “A”, 5.8%, 2039 (d)	1,975,000	790,000
Stoneybrook South Community Development District, FL, Special Assessment, “B”, 5.45%, 2015 (d)	2,000,000	800,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.3%, 2017	$2,000,000	$860,000
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 2038	1,500,000	645,000
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	3,825,000	2,629,764
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	2,540,000	1,788,414
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	2,075,000	1,238,153
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	2,080,000	1,553,219
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039 (d)	790,000	355,500
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	615,000	484,780
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,580,000	806,400
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	1,690,000	1,506,179

		$83,202,699
Tobacco - 6.3%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2012 (c)	$5,905,000	$6,189,267
Badger, WI, Tobacco Asset Securitization Corp., 6.375%, 2012 (c)	495,000	531,368
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	5,455,000	4,116,943
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	7,985,000	5,671,905
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	4,485,000	3,015,086
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 2042	780,000	525,923
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	7,485,000	4,892,495
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	11,765,000	8,460,212
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	11,535,000	6,804,035
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	3,635,000	3,330,242
District of Columbia, Tobacco Settlement, 6.25%, 2024	2,690,000	2,696,241
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	831,422

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.125%, 2047	$5,000,000	$2,958,050
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	5,015,000	3,303,180
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	3,000,000	3,450,840
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	525,000	345,130
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, Capital Appreciation, “C-1”, 0%, 2036	11,775,000	396,229
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	4,295,000	3,421,569
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	4,475,000	4,279,980
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	6,940,000	6,356,138
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	1,910,000	2,011,306
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	45,000	51,275
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	5,635,000	3,407,766
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	30,875,000	18,538,894
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	6,040,000	5,788,555
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2036	7,265,000	563,982
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2041	5,640,000	224,980
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	885,000	893,434
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,935,000	4,848,786

		$107,905,233
Toll Roads - 1.2%
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	$755,000	$677,982
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, NATL, 0%, 2027	12,305,000	3,642,280
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	4,355,000	4,257,187
North Texas Tollway Authority Rev., 6%, 2043	1,280,000	1,244,506
Pennsylvania Turnpike Commission, Capital Appreciation, “C”, AGM, 0% to 2016, 6.25% to 2033	11,590,000	8,615,890
Texas Private Activity Bond, Surface Transportation Corp., 7%, 2040	1,580,000	1,597,190

		$20,035,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Transportation - Special Tax - 0.7%
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	$5,990,000	$5,910,093
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)	6,000,000	6,519,360

		$12,429,453
Universities - Colleges - 11.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	$1,305,000	$1,302,025
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	2,025,000	1,963,683
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2028	3,530,000	2,829,472
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2032	1,025,000	777,545
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	4,720,000	4,719,339
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,320,000	2,131,013
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,660,000	1,385,917
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	2,205,000	1,847,283
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,915,000	1,885,739
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	900,000	848,196
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	1,197,734
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	1,580,000	1,281,617
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	1,575,000	1,561,613
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	5,000,000	4,655,350
Delaware County, PA, Authority College Rev. (Neumann College), 6%, 2025	510,000	511,193
Delaware County, PA, Authority College Rev. (Neumann College), 6.125%, 2034	250,000	245,838
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), 6.375%, 2039	2,500,000	2,488,325

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	$2,775,000	$2,315,044
Grand Valley, MI, State University Rev., 5.5%, 2027	1,015,000	1,034,143
Grand Valley, MI, State University Rev., 5.625%, 2029	495,000	504,177
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	4,535,000	3,981,957
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	9,150,000	10,029,132
Illinois Educational Facilities Authority Rev. (Augustana College), “A”, 5.625%, 2022	1,300,000	1,307,618
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	3,125,000	2,267,781
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	3,080,000	2,132,715
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	5,845,000	5,653,693
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	1,330,000	1,233,136
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	1,575,000	1,426,730
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	1,135,000	961,504
Massachusetts Development Finance Agency Rev. (Curry College), “A”, RADIAN, 5%, 2036	800,000	677,712
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	430,000	379,165
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 2040	1,560,000	1,301,430
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	26,406,000
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,140,000	2,364,507
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	6,130,000	6,205,460
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 5.75%, 2039	4,365,000	4,159,714
Michigan Higher Education Facilities Authority Rev. (College for Creative Studies), 6.125%, 2037	4,315,000	4,053,209
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 2039 (u)	10,000,000	10,055,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 2039 (u)	$10,000,000	$10,055,200
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 2039 (u)	20,000,000	20,376,600
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	2,335,000	2,598,201
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,280,000	4,748,746
Ohio Higher Education Facilities Rev. (Ashland University Project), 6.25%, 2024	5,995,000	5,847,583
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 2030	2,780,000	2,659,348
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 2040	4,100,000	3,935,754
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), 5.5%, 2034	2,580,000	2,303,656
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	1,330,000	1,225,954
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.75%, 2032	2,150,000	1,753,067
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	872,496
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,795,000	5,073,062
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,506,904
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,435,000	2,314,078
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	3,000,000	2,577,330
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	710,000	644,708
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,435,000	1,285,846

		$189,860,442
Universities - Dormitories - 0.9%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$5,990,000	$5,436,045
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	2,345,000	1,861,109

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Dormitories - continued
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	$2,125,000	$2,012,928
Illinois Educational Facilities Authority, Educational Advancement Fund (University Center), 6.625%, 2012 (c)	1,500,000	1,626,750
Maryland Economic Development Corp. Student Housing (University of Maryland - College Park), 5.875%, 2043	1,335,000	1,246,503
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	740,000	684,818
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,050,000	962,199
Pennsylvania Higher Education Facilities Authority Rev., Student Housing Rev. (East Stroudsburg University), 5%, 2042	2,775,000	2,198,744

		$16,029,096
Universities - Secondary Schools - 2.9%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	$5,655,000	$5,180,885
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	1,550,000	1,599,027
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	3,485,000	3,677,024
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	2,690,000	2,342,613
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,670,000	1,462,503
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2030	2,575,000	2,207,058
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2040	5,490,000	4,493,400
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,670,000	1,633,010
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	1,570,000	1,278,263
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	2,365,966
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.25%, 2018 (d)	985,000	394,000
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (d)	460,000	184,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	402,579

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	$550,000	$551,892
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.75%, 2031	2,450,000	2,373,781
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	520,000	453,393
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	470,000	443,031
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,955,000	2,939,841
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.),”A”, 7.375%, 2041	2,500,000	2,521,225
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 2035	3,730,000	3,660,659
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorn Academy Project), 8.25%, 2035	4,015,000	3,940,361
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	1,815,000	1,365,987
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	1,065,000	830,647
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	5,070,000	3,669,920

		$49,971,065
Utilities - Cogeneration - 0.1%
Alaska Industrial Development & Export Authority, 5.7%, 2012	$185,000	$185,514
Alaska Industrial Development & Export Authority, 5.875%, 2032	1,495,000	1,272,454
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	600,000	589,776

		$2,047,744
Utilities - Investor Owned - 4.2%
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 8.25%, 2030	$1,000,000	$372,170
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (b)	3,465,000	3,320,232
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	3,015,000	958,921
Chautauqua County, NY, Industrial Development Agency, Exempt Facilities Rev. (Dunkirk Power), 5.875%, 2042	270,000	259,367
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	1,940,000	1,985,318

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Delaware Economic Development Authority Rev. (Indian River Power LLC), 5.375%, 2045	$5,645,000	$4,991,083
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	11,160,000	10,508,479
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	5,985,000	5,996,072
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,790,000	1,955,450
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	685,000	706,235
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,155,000	2,159,741
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	4,025,000	3,725,258
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	2,800,000	2,812,124
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison), 5.625%, 2020	1,050,000	1,093,134
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 2020	4,335,000	4,433,838
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	1,635,000	1,646,412
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,830,000	1,703,657
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	7,390,000	7,734,448
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	5,430,000	5,296,694
Pima County, AZ, Industrial Development Authority, Industrial Rev. (Tucson Electric Power Co.), “A”, 5.25%, 2040	4,755,000	4,203,468
Pointe Coupee Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 6.7%, 2013	545,000	546,967
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (b)	5,250,000	5,030,655

		$71,439,723
Utilities - Municipal Owned - 0.2%
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	$3,000,000	$2,816,820
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,070,000	943,590

		$3,760,410

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Other - 2.3%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,135,000	$1,215,960
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	5,110,000	5,109,336
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	2,245,000	2,066,208
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	4,000,000	4,152,480
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	4,515,000	4,674,515
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	3,923,560
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	6,670,000	5,683,374
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	7,240,000	6,081,093
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	2,000,000	1,967,420
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	2,105,000	2,010,864
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,225,000	2,087,851

		$38,972,661
Water & Sewer Utility Revenue - 0.9%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,895,000	$3,168,578
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	4,410,000	4,113,251
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,215,000	1,127,824
Los Angeles County, CA, Sanitation Districts Financing Authority Rev., AMBAC, 4.5%, 2038	8,660,000	6,871,797

		$15,281,450
Total Municipal Bonds (Identified Cost, $1,909,379,905)		$1,754,181,210

Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	22,011,259	$22,011,259
Total Investments (Identified Cost, $1,931,391,164)		$1,776,192,469

Other Assets, Less Liabilities - (3.0)%		(52,512,166)
Net Assets - 100.0%		$1,723,680,303

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security – in default.

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $20,905,268 representing 1.2% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	$2,000,000	$1,281,540
MuniMae TE Bond Subsidiary LLC, 5.9%, 2050	11/02/05	2,000,000	1,020,820
Total Restricted Securities			$2,302,360
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CHCLI	California Health Construction Loan Insurance
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,909,379,905)	$1,754,181,210
Underlying affiliated funds, at cost and value	22,011,259
Total investments, at value (identified cost, $1,931,391,164)	$1,776,192,469
Receivables for
Investments sold	3,880,273
Fund shares sold	4,947,032
Interest	27,702,904
Other assets	18,675
Total assets	$1,812,741,353
Liabilities
Payables for
Distributions	$3,747,865
Investments purchased	9,951,002
Fund shares reacquired	5,380,845
Payable to the holder of the floating rate certificate from trust assets	69,286,900
Payable for interest expense and fees	119,392
Payable to affiliates
Investment adviser	58,010
Shareholder servicing costs	301,647
Distribution and service fees	28,927
Payable for independent Trustees’ compensation	28,232
Accrued expenses and other liabilities	158,230
Total liabilities	$89,061,050
Net assets	$1,723,680,303
Net assets consist of
Paid-in capital	$1,966,075,239
Unrealized appreciation (depreciation) on investments	(155,198,695)
Accumulated net realized gain (loss) on investments	(93,644,777)
Undistributed net investment income	6,448,536
Net assets	$1,723,680,303
Shares of beneficial interest outstanding	241,818,281

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,463,867,075	205,400,104	$7.13
Class B	50,749,513	7,113,591	7.13
Class C	209,063,715	29,304,586	7.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.49 [100 / 95.25 x $7.13]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$118,848,025
Dividends from underlying affiliated funds	50,126
Total investment income	$118,898,151
Expenses
Management fee	$10,245,817
Distribution and service fees	2,856,322
Shareholder servicing costs	1,518,429
Administrative services fee	261,009
Independent Trustees’ compensation	51,793
Custodian fee	210,612
Shareholder communications	110,228
Auditing fees	54,348
Legal fees	40,249
Interest expense and fees	528,982
Miscellaneous	294,813
Total expenses	$16,172,602
Fees paid indirectly	(227)
Reduction of expenses by investment adviser	(370,894)
Net expenses	$15,801,481
Net investment income	$103,096,670
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(17,710,446)
Futures contracts	(4,682,695)
Net realized gain (loss) on investments	$(22,393,141)
Change in unrealized appreciation (depreciation)
Investments	$(50,014,577)
Futures contracts	(482,886)
Net unrealized gain (loss) on investments	$(50,497,463)
Net realized and unrealized gain (loss) on investments	$(72,890,604)
Change in net assets from operations	$30,206,066

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2011	2010
Change in net assets
From operations
Net investment income	$103,096,670	$90,951,556
Net realized gain (loss) on investments	(22,393,141)	(17,534,883)
Net unrealized gain (loss) on investments	(50,497,463)	244,858,069
Change in net assets from operations	$30,206,066	$318,274,742
Distributions declared to shareholders
From net investment income	$(101,492,788)	$(89,035,468)
Change in net assets from fund share transactions	$61,326,708	$233,970,263
Total change in net assets	$(9,960,014)	$463,209,537
Net assets
At beginning of period	1,733,640,317	1,270,430,780
At end of period (including undistributed net investment income of $6,448,536 and $5,002,614, respectively)	$1,723,680,303	$1,733,640,317

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2011	2010	2009	2008		2007
Net asset value, beginning of period	$7.39	$6.33	$8.06	$8.49		$8.41
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.44	$0.47		$0.45
Net realized and unrealized gain (loss) on investments	(0.27)	1.05	(1.73)	(0.47)		0.07
Total from investment operations	$0.16	$1.48	$(1.29)	$ (0.00	)(w)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.44)	$(0.43)		$(0.44)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—		$ 0.00	(w)
Net asset value, end of period	$7.13	$7.39	$6.33	$8.06		$8.49
Total return (%) (r)(s)(t)	2.03	24.03	(16.50)	0.04		6.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.80	0.86		0.97
Expenses after expense reductions (f)	0.70	0.69	0.70	0.76		0.87
Net investment income	5.68	6.17	5.97	5.60		5.32
Portfolio turnover	20	17	38	38		13
Net assets at end of period (000 omitted)	$1,463,867	$1,452,126	$1,039,232	$1,267,514		$1,335,269
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.64	0.63		0.72

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.40	$6.33	$8.06	$8.50	$8.41
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.38	$0.38	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.28)	1.06	(1.73)	(0.47)	0.07
Total from investment operations	$0.09	$1.44	$(1.35)	$(0.07)	$0.46
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.38)	$(0.37)	$(0.37)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00	(w)
Net asset value, end of period	$7.13	$7.40	$6.33	$8.06	$8.50
Total return (%) (r)(s)(t)	1.10	23.25	(17.16)	(0.85)	5.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.50	1.56	1.63	1.74
Expenses after expense reductions (f)	1.49	1.47	1.47	1.53	1.64
Net investment income	4.89	5.45	5.18	4.83	4.60
Portfolio turnover	20	17	38	38	13
Net assets at end of period (000 omitted)	$50,750	$68,348	$75,791	$127,599	$178,566
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.45	1.41	1.40	1.50

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.40	$6.33	$8.06	$8.50	$8.42
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	$0.36	$0.38	$0.36
Net realized and unrealized gain (loss) on investments	(0.27)	1.06	(1.72)	(0.47)	0.08
Total from investment operations	$0.08	$1.42	$(1.36)	$(0.09)	$0.44
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.37)	$(0.35)	$(0.36)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00	(w)
Net asset value, end of period	$7.13	$7.40	$6.33	$8.06	$8.50
Total return (%) (r)(s)(t)	0.88	22.99	(17.36)	(1.08)	5.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.72	1.80	1.86	1.97
Expenses after expense reductions (f)	1.70	1.69	1.70	1.76	1.87
Net investment income	4.68	5.17	4.96	4.60	4.30
Portfolio turnover	20	17	38	38	13
Net assets at end of period (000 omitted)	$209,064	$213,166	$155,407	$172,283	$170,047
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.67	1.67	1.64	1.63	1.72

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Notes to Financial Statements – continued

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$ —	$1,754,186,210	$—	$1,754,186,210
Mutual Funds	22,011,259	—	—	22,011,259
Total Investments	$22,011,259	$1,754,186,210	$—	$1,776,197,469

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At January 31, 2011, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$(4,682,695)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$(482,886)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of

Notes to Financial Statements – continued

the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s Statement of Assets and Liabilities approximates its fair value. At January 31, 2011, the fund’s payable to the holder of the floating rate certificate from trust assets was $69,286,900 and the interest rate on these floating rate certificates issued by the trust was 1.75%. For the year ended January 31, 2011, the average payable to the holder of the floating rate certificate from trust assets was $59,789,352 at a weighted average interest rate of 0.88%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2011, interest expense and fees in connection with self-deposited inverse floaters was $528,982. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities and defaulted bonds.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/11	1/31/10
Ordinary income (including any short-term capital gains)	$178,296	$1,213,500
Tax-exempt income	101,314,492	87,821,968
Total distributions	$101,492,788	$89,035,468

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/11
Cost of investments	$1,855,306,739
Gross appreciation	37,828,978
Gross depreciation	(186,230,148)
Net unrealized appreciation (depreciation)	$(148,401,170)
Undistributed ordinary income	841,790
Undistributed tax-exempt income	15,482,104
Capital loss carryforwards	(93,274,609)
Post-October capital loss deferral	(7,167,693)
Other temporary differences	(9,875,358)

As of January 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/12	$(15,537,212)
1/31/13	(3,190,630)
1/31/14	(10,798,317)
1/31/15	(230,213)
1/31/17	(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(93,274,609)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively approximately eight years after purchase. The fund’s distributions declared to

Notes to Financial Statements – continued

shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/11	Year ended 1/31/10
Class A	$88,017,538	$75,732,551
Class B	2,988,068	3,907,116
Class C	10,487,182	9,395,801
Total	$101,492,788	$89,035,468

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2011. For the year ended January 31, 2011, this reduction amounted to $276,278 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $525,966 for the year ended January 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.79%	574,463
Class C	0.75%	0.25%	1.00%	1.00%	2,281,859
Total Distribution and Service Fees					$2,856,322

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2011 based on each class’ average daily net assets. Effective June 1, 2010, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2011. For the period June 1, 2010 through January 31, 2011 this waiver amounted to $85,679 and is reflected as a reduction of total expenses in the Statement of Operations. Prior to June 1, 2010, for one year from the date of sale of Class B shares, assets attributable to such Class B shares were subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the service fee was not in effect.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2011, were as follows:

Amount
Class A	$62,248
Class B	95,346
Class C	43,026

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2011, the fee was $517,692, which equated to 0.0278% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,000,737.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2011 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $5,303 and is included in independent Trustees’ compensation for the year ended January 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $27,967 at January 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $17,929 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,937, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses

Notes to Financial Statements – continued

associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $492,710,897 and $367,032,789, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/11		Year ended 1/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	64,283,536	$482,956,643	60,508,240	$421,695,693
Class B	1,163,969	8,792,095	1,369,071	9,430,360
Class C	7,917,543	59,772,338	8,402,586	58,740,151
	73,365,048	$551,521,076	70,279,897	$489,866,204
Shares issued to shareholders in reinvestment of distributions
Class A	6,547,313	$49,068,380	6,022,048	$41,932,979
Class B	184,317	1,383,354	253,856	1,757,208
Class C	704,861	5,287,949	689,694	4,801,171
	7,436,491	$55,739,683	6,965,598	$48,491,358

Shares reacquired
Class A	(61,884,095)	$(459,714,013)	(34,372,782)	$(240,476,322)
Class B	(3,472,013)	(25,935,255)	(4,354,771)	(30,133,352)
Class C	(8,125,994)	(60,284,783)	(4,822,547)	(33,777,625)
	(73,482,102)	$(545,934,051)	(43,550,100)	$(304,387,299)

Net change
Class A	8,946,754	$72,311,010	32,157,506	$223,152,350
Class B	(2,123,727)	(15,759,806)	(2,731,844)	(18,945,784)
Class C	496,410	4,775,504	4,269,733	29,763,697
	7,319,437	$61,326,708	33,695,395	$233,970,263

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2011, the fund’s commitment fee and interest expense were $20,843 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	21,097,654	397,790,814	(396,877,209)	22,011,259

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$50,126	$22,011,259

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 21, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not

Trustees and Officers – continued

elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.82% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2011 and 2010, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2011	2010
Fees billed by Deloitte:
MFS High Income Fund	58,794	58,163
MFS High Yield Opportunities Fund	63,489	62,807
Total	122,283	120,970

	Audit Fees
	2011	2010
Fees billed by E&Y:
MFS Municipal High Income Fund	44,248	42,976

For the fiscal years ended January 31, 2011 and 2010, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by Deloitte:
To MFS High Income Fund	0	0	7,679	7,595	1,095	1,447
To MFS High Yield Opportunities Fund	0	0	5,936	5,871	1,095	1,447
Total fees billed by Deloitte To above Funds	0	0	13,615	13,466	2,190	2,894
To MFS and MFS Related Entities of MFS High Income Fund*	1,157,606	1,138,090	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,157,606	1,138,090	0	0	113,100	59,174

Aggregate fees for non-audit services:

	2011	2010
To MFS High Income Fund, MFS and MFS Related Entities#	1,754,376	1,304,431
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,752,633	1,302,707

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2011	2010	2011	2010	2011	2010
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	8,480	8,387	0	0
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2011	2010
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	235,859	248,640

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: March 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: March 21, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 21, 2011

*	Print name and title of each signing officer under his or her signature.